UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CONCURRENT COMPUTER CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

RETURN OF PROXY

Please follow the instructions for voting provided to you and vote your shares even if you plan to attend the meeting. If you attend the meeting and vote in person, the proxy will not be used. The immediate return of your proxy will be of great assistance in preparing for the meeting and is therefore urgently requested.

THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, OCTOBER 25, 2017

To our Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Concurrent Computer Corporation (“Concurrent” or the “Company”) to be held at Concurrent’s corporate headquarters located at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, at 9:00 a.m., ET, on Wednesday, October 25, 2017. The meeting is being held to consider and act upon the following matters:

1)	To elect five directors nominated by the Board of Directors to serve until the 2018 Annual Meeting of Stockholders;
2)	To ratify the appointment of Deloitte & Touche LLP as Concurrent’s independent registered public accountants for the fiscal year ending June 30, 2018;
3)	To conduct an advisory vote to approve the compensation of Concurrent’s named executive officers;
4)	To approve an amendment to Concurrent’s Restated Certificate of Incorporation designed to extend protection of Concurrent’s tax benefits; and
5)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Directors established August 31, 2017 as the record date for the determination of stockholders entitled to receive notice of, and vote at, the meeting. Only holders of record of common stock at the close of business on that date will be entitled to vote. A list of stockholders as of the record date will be available for inspection by stockholders at Concurrent’s corporate office at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096 during regular business hours in the ten-day period prior to the meeting and on the day of the meeting. During the meeting, it will be available for inspection at the meeting location.

Your vote is important. To be sure your shares are voted at the meeting, even if you plan to attend the meeting in person, please follow the instructions provided to you and vote your shares today. This will not prevent you from voting your shares in person if you are able to attend. Your cooperation is appreciated since a majority of the outstanding shares of Concurrent’s common stock must be represented, either in person or by proxy, to constitute a quorum.

We look forward to meeting with you on October 25, 2017.

By Order of the Board of Directors,

Derek J. Elder
President and Chief Executive Officer

Duluth, Georgia

September 27, 2017

Important Notice regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to be held on October 25, 2017: The Proxy Statement and Annual Report to stockholders are available at www.proxyvote.com.

CONCURRENT COMPUTER CORPORATION

4375 River Green Parkway, Suite 100

Duluth, Georgia 30096

PROXY STATEMENT

This proxy statement and proxy card are first being sent to stockholders on or about September 27, 2017, and are furnished in connection with the solicitation of proxies to be voted at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at Concurrent’s corporate headquarters located at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096 at 9:00 a.m., ET, on Wednesday, October 25, 2017. Your proxy is solicited by Concurrent’s Board of Directors (the “Board”) on behalf of Concurrent.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card because, as of the close of business on August 31, 2017, you owned shares of Concurrent common stock. This proxy statement describes in detail issues on which we would like you, our stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you execute your proxy, you appoint Derek J. Elder, Warren Sutherland and Heather Asher each as your representatives at the Annual Meeting. Mr. Elder, Mr. Sutherland and/or Ms. Asher will vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign, date and return your proxy card in advance of the meeting in case your plans change.

If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Elder, Mr. Sutherland and/or Ms. Asher will vote your shares, under your proxy, in accordance with their best judgment.

What am I voting on?

You are being asked to vote on: (1) the election of five directors, (2) the ratification of the appointment of Deloitte & Touche LLP as Concurrent’s independent registered public accountants for the fiscal year ending June 30, 2018 (“Fiscal Year 2018”), (3) an advisory vote to approve the compensation of Concurrent’s named executive officers and (4) approval of an amendment to Concurrent’s Restated Certificate of Incorporation designed to extend protection of Concurrent’s tax benefits.

No cumulative voting rights are authorized and dissenters’ rights are not applicable to these matters.

Who is entitled to vote?

Stockholders as of the close of business on August 31, 2017 are entitled to vote. This is referred to as the record date. Each share of common stock is entitled to one vote.

How do I vote?

You may vote via the Internet. Depending on how your shares are held, you may be able to vote via the Internet. If this option is available to you, you will have received an insert with this proxy statement explaining the procedure.

You may vote via telephone. Depending on how your shares are held, you may be able to vote via telephone. If this option is available to you, you will have received an insert with this proxy statement explaining the procedure.

You may vote by mail. You do this by signing your proxy card and mailing it in the prepaid and addressed envelope.

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You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares through a broker, bank or other nominee, you must request a legal proxy from your stockbroker in order to vote at the meeting. Please note that if you request a legal proxy, any previously submitted proxy will be revoked and your shares will not be voted unless you attend the Annual Meeting and vote in person or appoint another proxy to vote on your behalf.

Are voting procedures different if I hold my shares in the name of a broker, bank or other nominee?

If your shares are held in “street name” through a broker, bank or other nominee, please refer to the instructions they provide regarding how to vote your shares or to revoke your voting instructions. If you hold your shares in the name of a broker, bank or other nominee, the availability of telephone and Internet voting depends on their voting processes. Street name holders may vote in person only if they have a legal proxy as described above.

How many votes do you need to hold the meeting?

As of August 31, 2017, there were 9,843,703 shares of Concurrent’s common stock outstanding and each share is entitled to one vote. A majority of Concurrent’s outstanding shares as of the record date must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

Your shares will be counted as present at the meeting if you:

•	vote via the Internet or by telephone, if available;
•	properly submit a proxy (even if you do not provide voting instructions); or
•	attend the meeting and vote in person.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with a broker, bank or other nominee. Please vote all proxies to ensure that all your shares are represented at the meeting. In the future, you may wish to consolidate as many of your transfer agent accounts or accounts with brokers, banks or other nominees as possible under the same name and address for better customer service.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	sending written notice to the Corporate Secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096 so that it is received prior to October 24, 2017;
•	voting again over the Internet or via telephone, if available, prior to 11:59 p.m., ET, on October 24, 2017;
•	signing another proxy with a later date and sending it so that it is received by Concurrent’s Corporate Secretary prior to October 24, 2017; or
•	voting at the meeting.

How may I vote for the nominees for election of director?

With respect to the election of nominees for director, you may:

•	vote FOR the election of the five nominees for director;
•	WITHHOLD AUTHORITY to vote for the five nominees; or
•	WITHHOLD AUTHORITY to vote for one or more of the nominees and vote FOR the remaining nominees.

How many votes must the nominees for election of director receive to be elected?

Directors are elected by a plurality vote. As a result, the five nominees receiving the highest number of affirmative votes will be elected as directors. This number is called a plurality.

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What happens if a nominee is unable to stand for re-election?

The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee.

How may I vote for the ratification of the appointment of the independent registered public accountants?

With respect to the proposal to ratify the appointment of Deloitte & Touche LLP as Concurrent’s independent registered public accountants for Fiscal Year 2018, you may:

•	vote FOR ratification;
•	vote AGAINST ratification; or
•	ABSTAIN from voting on the proposal.

How many votes must the ratification of the appointment of the independent registered public accountants receive to pass?

The ratification of the appointment of the independent registered public accountants must receive the affirmative vote of a majority of the votes cast affirmatively or negatively to pass.

How may I vote on the advisory vote to approve the compensation of Concurrent’s named executive officers?

With respect to the advisory vote to approve the compensation of Concurrent’s named executive officers, you may:

•	vote FOR approval of the compensation;
•	vote AGAINST approval of the compensation; or
•	ABSTAIN from voting.

How many votes must the advisory vote to approve the compensation of Concurrent’s named executive officers receive to pass?

The proposal to approve the compensation of Concurrent’s named executive officers must receive the affirmative vote of a majority of the votes cast affirmatively or negatively to pass.

How may I vote for the approval of the amendment to the Company’s Restated Certificate of Incorporation?

With respect to the proposal to amend the Company’s Restated Certificate of Incorporation, you may:

•	vote FOR the proposal;
•	vote AGAINST the proposal; or
•	ABSTAIN from voting on the proposal.

How many votes must the approval of the amendment to the Company’s Restated Certificate of Incorporation receive to pass?

The approval of the amendment to the Company’s Restated Certificate of Incorporation must receive the affirmative vote of a majority of the outstanding shares of common stock to pass.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed card but do not provide voting instructions, your shares will be voted FOR the five named director nominees, FOR the ratification of the appointment of the independent registered public accountants, FOR approval of the compensation of the Company’s named executive officers, and FOR approval of the amendment to the Company’s Restated Certificate of Incorporation. In addition, your proxy will be voted at the discretion of Mr. Elder, Mr. Sutherland and/or Ms. Asher with respect to any other business that properly comes before the meeting.

If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

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What if I abstain from voting?

Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, WITHHOLD AUTHORITY votes have no effect on the outcome of a vote on the election of directors. However, abstentions will have the effect of a vote AGAINST the approval of the amendment to the Company’s Restated Certificate of Incorporation. Abstentions will have no impact on the outcome of any of the two other proposals, as they are not counted as votes cast affirmatively or negatively.

Will my shares be voted if I do not vote my proxy?

If your shares are held in “street name” through a bank, broker or other nominee, your brokerage firm may vote your shares under certain circumstances if you do not provide voting instructions. These circumstances include certain “routine” matters, such as the ratification of the appointment of our independent registered public accountants. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. When a brokerage firm votes its customers’ unvoted shares on routine matters without receiving voting instructions, these shares are counted for purposes of establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR or AGAINST the routine matter.

A brokerage firm cannot vote customers’ shares on non-routine matters, which includes the election of directors, approval of the amendment to the Company’s Restated Certificate of Incorporation, and approval of the compensation of the Company’s named executive officers. We expect that brokerage firms will be able to vote customers’ shares for the ratification of the appointment of the independent public accountants. If your brokerage firm has not received voting instructions on a non-routine matter, these shares will be considered “broker non-votes” to the extent that the brokerage firm submits a proxy. Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, will count AGAINST approval of the amendment to the Company’s Restated Certification of Incorporation and will have no effect on the outcome of the vote for any of the other proposals to be considered at the Annual Meeting.

Where do I find the voting results of the meeting?

We will announce preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K filed within four business days after the meeting. The report will be filed with the Securities and Exchange Commission (“SEC”), and you may obtain a copy by contacting the Corporate Secretary at (678) 258-4000, through our website at www.concurrent.com or the SEC’s EDGAR system at www.sec.gov.

How do I obtain a copy of the 2017 Annual Report to Stockholders and the 2017 Annual Report on Form 10-K?

Concurrent’s Annual Report to Stockholders for the year ended June 30, 2017, which includes our Form 10-K for the year ended June 30, 2017, accompanies this proxy statement. In addition, these documents can be found on the Investors page of Concurrent’s corporate website (www.concurrent.com) under the ‘Company’ tab.

At the written request of any common stockholder who owns common stock as of the close of business on the record date, we will provide, without charge, a copy of our 2017 Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC, except exhibits thereto. If requested by eligible stockholders, we will provide copies of the exhibits for a reasonable fee. Requests for copies of our Annual Report on Form 10-K should be mailed to the Corporate Secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096.

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ELECTION OF DIRECTORS

(Item 1 of Notice)

In accordance with our Amended and Restated Bylaws (the “Bylaws”), the Board has fixed the number of directors at five members. The following nominees are standing for re-election to the Board at the meeting: Wayne Barr, Jr., Derek J. Elder, Robert M. Pons, Steven G. Singer, and Dilip Singh. Directors will be elected to hold office until the 2018 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

On July 14, 2017, Concurrent filed a Form 8-K announcing the resignation of its three longest-tenured directors: Steve G. Nussrallah (then Chairman of the Board), Charles Blackmon and Larry L. Enterline (together the “Resigning Directors”). Upon receipt of the resignation letters of the Resigning Directors, the Board, by resolution in accordance with our Bylaws, reduced the number of directors to four members.

On July 31, 2017, Concurrent filed a Form 8-K announcing the addition of a fifth seat on the Board and the appointment of Steven G. Singer to fill such vacant seat.

Except for the foregoing, there are no arrangements or understandings between any nominee and any other person pursuant to which he was or is to be selected as a director or nominee. None of the nominees has a family relationship with any other nominee or director or any executive officer of Concurrent or any of its subsidiaries. The Board has determined that all the nominees are independent within the meaning of the Nasdaq listing standards other than Mr. Elder, who serves as Concurrent’s President and Chief Executive Officer (“CEO”).

The Board unanimously recommends a vote “FOR” the five nominees for Director.

Nominees for Election of Director

Information on each of the nominees for the Board, including each nominee’s principal occupation and business experience for at least the last five years, the names of other publicly held companies for which he serves as a director or has served as a director in at least the last five years, and the experience, qualifications, attributes and skills considered among the most important by our Nominating Committee and Board in determining that the nominee should serve as a director is set forth below.

Wayne Barr, Jr. Age 53 and a director since August 2016. Mr. Barr is Chairman of the Board, Chairman of the Board’s Audit Committee, the Audit Committee Financial Expert and a member of the Compensation and Nominating committees. Since January 2013, Mr. Barr has been Managing Director of Alliance Group of NC, LLC, a full service real estate firm in North Carolina. He is the principal of Oakleaf Consulting Group LLC, a management consulting firm focusing on technology and telecommunications companies, which he founded in 2001. Mr. Barr also co-founded and was President from 2003 to 2008 of Capital & Technology Advisors, a management consulting and restructuring firm. Mr. Barr has been a director of Aviat Networks, Inc. since November 2016 and serves on its audit committee. Mr. Barr has also been a director of HC2 Holdings, Inc. since 2014, where he served as chairman of the audit committee overseeing the preparation and review of its financial statements and other public company filings and served on the nominating committee until June 2016. He has previously served on the board of directors of Anacomp, Evident Technologies, Inc., Globix Corporation, IoSat Holdings Limited, Leap Wireless International and NEON Communications.

We believe Mr. Barr’s wide range of experience serving as an executive, including as a director of other publicly-traded companies, and experience in advising on and overseeing complex accounting and financial issues qualify him to serve as a director of our Board.

Derek J. Elder. Age 46 and a director since November 2014. Since November 2014, Mr. Elder has been Concurrent’s President and CEO. Prior to joining Concurrent, Mr. Elder served as Senior Vice President and General Manager of the DOCSIS & Multiservice Gateway business at ARRIS Group, Inc. (“ARRIS”) since April 2013. He also held a number of other leadership positions at ARRIS in sales, product management and marketing during his ten-year tenure at ARRIS, including serving as Senior Vice President & General Manager, Touchstone Broadband CPE Division from March 2011 to April 2013, Senior Vice President, Product Management & Marketing from May 2008 to May 2011 and Senior Vice President, North American Sales prior thereto. Prior to ARRIS, Mr. Elder was a technology and business leader at Tropic Networks, Cisco Systems and Narad Networks, Inc.

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We believe Mr. Elder’s day-to-day leadership as our CEO, extensive experience in the telecommunications industry and unique understanding of our operations, opportunities and challenges, qualify him to serve as a director of our Board.

Robert M. Pons. Age 61 and a director since July 2012. Mr. Pons is Chairman of the Board’s Compensation Committee and a member of the Audit and Nominating committees. Since November 2011, Mr. Pons has served as President & CEO of his company Spartan Advisors, Inc. From May 2016 to December 2016, Mr. Pons served as Executive Vice President of PTGi-ICS, a wholly owned subsidiary of HC2 Holdings, Inc. (formerly PTGi Holdings, formerly Primus Telecommunications). From May 2014 until May 2016 he served as Executive President of Business Development of HC2 Holdings, Inc, a diversified holding company, with operating subsidiaries primarily in the United States and the United Kingdom. From April 2011 to March 2014, he was Chairman of the board of directors of Live Microsystems, Inc. (formerly Live Wire Mobile, Inc.), a digital content solution provider for mobile carriers, handset manufacturers and media companies. From January 2008 to January 2011, he was Senior Vice President, Capital Markets, at TMNG Global, a global consulting firm to technology, media, communications and financial services companies. Prior to this, Mr. Pons served in a number of senior management roles in technology companies, including Uphonia (formerly SmartServ Online, Inc.), a wireless applications development company and FreedomPay, a cashless retail payment system vendor. Mr. Pons currently serves on the board of directors of Inseego Corp. (formerly Novatel Wireless) (a member of the compensation committee). He has previously served on the board of directors of Arbinet, MRV Communications, Inc. (Vice Chairman and a member of the audit committee) Proxim Wireless, Network-1 Security Systems, DragonWave, Inc. and HC2 Holdings, Inc.

We believe that Mr. Pons’ broad operational executive management and board experience in technology companies and success in strategic activities with various companies qualify him to serve as a director of our Board.

Steven G. Singer. Age 56 and a director since July 2017. Mr. Singer currently serves as a consultant for Remus Holdings, Inc. From 2000 to 2016, Mr. Singer served as the Chairman and CEO of American Banknote Corporation, a public company through 2007 and provider of secure financial products and solutions. Prior to that, Mr. Singer was Executive Vice President and Chief Operating Officer of Remus Holdings, Inc., a closely-held investment company, a position he held from 1994 to 2000. Mr. Singer has served on numerous public company boards, including ABNote do Brazil (a publicly-traded subsidiary of American Banknote Corporation now operating as Valid SA), CooperVision, Inc., Anacomp, Inc., Motient Corporation (now operating as TerreStar Corporation) and Globix Corporation. Through approximately 2007, Mr. Singer also served on the boards of TVMAX Holdings, Inc. and Galaxy Cable, Inc. (now operating as Galaxy Cablevision). In addition, Mr. Singer served as Chairman of the board of directors of Motient Corporation and Globix Corporation.

We believe that Mr. Singer’s extensive experience in the secure transactions, payment solutions, telecommunications, technology and diversified manufacturing sectors qualify him to serve as a director of our Board.

Dilip Singh. Age 69 and a director since July 2012. Mr. Singh is Chairman of the Nominating Committee and a member of the Audit and Compensation committees. Mr. Singh currently serves as Executive Chairman and Founder of Matellio LLC, a global software engineering services company. From December 2013 until March 2016, Mr. Singh was a general partner of Value Generation Capital Fund. Mr. Singh was the interim Chief Executive Officer and President of InfuSystem Holdings, Inc., a healthcare services company, from April 2012 to April 2013. From July 2010 to December 2011, he was the interim Chief Executive Officer of MRV Communications, Inc., a network equipment provider and systems integration company. From December 2008 to May 2009, he was Chief Executive Officer of Telia-Sonera N-Cell, an Asian mobile operator. From 2004 to 2008, Mr. Singh was President and Chief Executive Officer of Telenity, Inc., a software company providing convergence applications, service delivery platforms and other value added services. Prior to this, he served in several roles at ADC Telecommunications, Inc., NewNet, IntelliNet Technologies, Inc., MC Venture Partners, Sprint Corporation and Alcatel-Lucent. Mr. Singh has previously served as Chairman of the board of directors of On-Track Innovations Ltd., and on the board of directors of ALCO Stores, Inc., MRV Communications, Inc. and InfuSystems Holdings, Inc.

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We believe that Mr. Singh’s 50 years of operational executive management and board experience with global telecom carriers, network equipment providers, healthcare services, software and systems integration services, and medical and venture capital companies qualify him to serve as a director of our Board.

CORPORATE GOVERNANCE AND COMMITTEES OF THE BOARD

Concurrent is organized under the laws of the State of Delaware and is governed by the Board. As permitted under Delaware law and Concurrent’s Restated Certificate of Incorporation and Bylaws, the Board has established and delegated certain authority and responsibility to three standing committees: the Audit Committee, Compensation Committee and Nominating Committee. The Board annually reviews the membership of and the authority and responsibility delegated to each committee.

Concurrent’s Board is committed to sound business practices, transparency in financial reporting and effective corporate governance. The Board annually reviews Concurrent’s corporate governance policies and practices in light of the requirements of applicable law and the listing standards of Nasdaq. Concurrent’s Board meets regularly and no less than twice a year in executive sessions which are comprised of the independent directors. Concurrent has adopted Corporate Governance Guidelines (“Guidelines”), a Business Code of Ethics and Compliance Policies for all employees, a Code of Ethics for Senior Executive and Financial Officers, and an Accounting/Auditing Complaint Policy. Concurrent’s Guidelines, codes of ethics and its Accounting/Auditing Complaint Policy are available on the Investors page of Concurrent’s corporate website (www.concurrent.com), under the ‘Company’ tab in the Corporate Governance section. Any amendments to, or waivers of, our Code of Ethics for Senior Executive and Financial Officers will be disclosed on our website promptly following the date of such amendment or waiver.

Board Leadership Structure and Role in Risk Oversight

Mr. Barr, an independent director, has served as the Chairman of our Board since July 2017 and as a director since August 2016. Our Guidelines provide that the Chairman will be an independent director under applicable legal and regulatory rules. The Chairman is elected by and from the members of the Board.

We believe it is beneficial to have a non-executive Chairman who is responsible for leading the Board. We also believe our President and CEO should be principally responsible for running the Company. Under our Guidelines and our Bylaws, our non-executive Chairman:

•	provides leadership to the Board to ensure that the Board functions in an independent, cohesive fashion;
•	presides at Board meetings, all meetings of independent directors (including executive sessions) and stockholder meetings;
•	sees that all orders, resolutions and policies adopted or established by the Board are carried into effect;
•	consults with the Nominating Committee and CEO on any changes to committee chairs and membership; and
•	prepares and circulates an agenda for each Board meeting in consultation with the CEO.

Our Board has four independent members and only one non-independent member, our CEO. We have three standing board committees (Audit, Compensation and Nominating). All of these committees are comprised solely of independent directors, each with a different independent director serving as chair of the committee. We believe that the number of independent, experienced directors that make up our Board, along with the independent oversight of the Board by our non-executive Chairman, benefits our Company and our stockholders.

Under the Guidelines, our Board provides oversight of Concurrent’s risk management processes. Pursuant to the Guidelines and the charter of our Audit Committee, the Audit Committee is primarily responsible for reviewing policies with respect to risk assessment and risk management and meeting periodically with management to review Concurrent’s major financial risk exposures and steps management has taken to monitor and control such exposures. Each of our Board committees also considers the risks within its area of responsibilities. For example, in accordance with its charter, our Compensation Committee reviews Concurrent’s incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk taking and periodically considers the relationship between risk management and incentive compensation. We believe that the leadership structure of our Board supports its effective oversight of Concurrent’s risk management.

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Directors

The responsibility of the directors is to provide direction and oversight and to exercise their business judgment to act in what they reasonably believe to be in the best interests of Concurrent and its stockholders. In discharging that obligation consistent with their fiduciary duties to stockholders, directors are entitled to rely on the honesty and integrity of Concurrent’s executives and its outside advisors and auditors. Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities with due care. Directors are expected to review in advance any information distributed before meetings.

Board Attendance

During the fiscal year ended June 30, 2017 (“Fiscal Year 2017”), there were 24 meetings of the Board. All the directors who served during the year attended more than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all standing committees of the Board on which each director served.

The Board has adopted a policy that each director is encouraged to attend Concurrent’s regularly scheduled annual meeting of stockholders. All of the directors serving at the time of Concurrent’s 2016 Annual Meeting of Stockholders attended the meeting. We expect that all five of the nominees for election as Director will attend the Annual Meeting.

Committees of the Board

The membership of each of the Board’s standing committees as of July 1, 2017, is indicated in the table below:

Director	Audit	Compensation	Executive	Nominating
Wayne Barr	X			X
Charles Blackmon	Chair	X		X
Derek J. Elder			X
Larry L. Enterline	X	Chair
Steve G. Nussrallah			Chair	Chair
Robert M. Pons		X
Dilip Singh	X		X

However, per (1) the resignations of the Resigning Members and dissolution of the Executive Committee (dissolved by Board resolution in accordance with our Bylaws) effective as of July 14, 2017 and (2) Mr. Singer’s appointment to the Board effective as of July 28, 2017, the Board’s standing committee composition as of July 28, 2017 is as indicated in the table below:

Director	Audit	Compensation	Nominating
Wayne Barr	Chair	X	X
Derek J. Elder
Robert M. Pons	X	Chair	X
Dilip Singh	X	X	Chair
Steven Singer

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Self-Evaluation

Each year the Board and the Compensation and Audit Committees complete an internal self-evaluation. The self-evaluations are discussed within each committee and then by the Board as a whole, including any areas for improvement.

Stockholder Communications with the Board

We have adopted a formal process for stockholder communications with members of the Board. The process requires Concurrent to maintain on its corporate website information explaining that stockholders who wish to communicate directly with the Board may do so by writing the Board as a group or the non-management directors as a group via Concurrent’s Corporate Secretary at its corporate headquarters. The policy further provides that the Corporate Secretary shall review all written correspondence received from stockholders and forward such correspondence periodically to the directors. A copy of the procedures for stockholder communication with the Board may be found on the Investors page of Concurrent’s corporate website (www.concurrent.com), under the ‘Company’ tab in the Corporate Governance section. In addition, employees, customers, stockholders, vendors or partners may also make anonymous reports under Concurrent’s Accounting/Auditing Complaint Policy regarding any financial irregularities, fraud, errors or false statements.

Standing Board Committees

Audit Committee. All of the members of the Audit Committee have been determined by the Board to be independent within the meaning of applicable SEC rules and Nasdaq listing standards. Additionally, the Board has determined that Mr. Barr qualifies as an “audit committee financial expert” pursuant to SEC rules. The principal responsibilities of the Audit Committee are:

•	to review Concurrent’s financial statements contained in filings with the SEC;
•	to pre-approve all audit and non-audit services to be provided by Concurrent’s independent registered public accountants;
•	to review matters relating to the examination of Concurrent’s financial statements by its independent registered public accountants and accounting procedures and controls; and
•	to appoint Concurrent’s independent registered public accountants.

There were eight meetings of the Audit Committee during Fiscal Year 2017. The Audit Committee operates under a written Audit Committee charter adopted by the Board and reviewed annually. The charter may be found on the Investors page of Concurrent’s corporate website (www.concurrent.com), under the ‘Company’ tab in the Corporate Governance section.

Nominating Committee. All of the members of the Nominating Committee have been determined by the Board to be independent within the meaning of the Nasdaq listing standards. The principal responsibilities of the committee are:

•	to select potential candidates for director and recommend selected candidates to the full Board;
•	to develop and recommend to the Board a self-evaluation process for the Board and its committees and oversee such evaluation process; and
•	to make recommendations to the Board concerning the structure and membership of Board committees.

The Nominating Committee is responsible for assessing and considering director and candidate qualification factors.

In order to fill any positions resulting from vacancies or expansion, the Nominating Committee is responsible for seeking and recommending candidates to the entire Board for membership. The entire Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. Stockholders may propose nominees for consideration by the Nominating Committee by submitting recommendations to: Corporate Secretary, Concurrent Computer Corporation, 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096 in accordance with the Concurrent Computer Corporation Stockholder Director Nominee Recommendation Policy, which is described below and may be found on the Investors page of Concurrent’s corporate website (www.concurrent.com), under the ‘Company’ tab in the Corporate Governance section.

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There were two meetings of the Nominating Committee during Fiscal Year 2017. The Nominating Committee operates under a written charter adopted by the Board and reviewed annually. A copy of the charter may be found on the Investors page of Concurrent’s corporate website (www.concurrent.com) under the ‘Company’ tab in the Corporate Governance section.

Compensation Committee. All members of the Compensation Committee have been determined by the Board to be independent within the meaning of the Nasdaq listing standards. The principal responsibilities of the committee are:

•	to review and approve/recommend compensation (salary, bonus and long- and short-term incentives) of the CEO and senior executives;
•	to oversee the administration of Concurrent’s incentive compensation plans, equity-based plans and other employee benefit plans, subject to certain limitations;
•	to annually review and approve the annual incentive bonus structure; and
•	to oversee Concurrent’s disclosures in the “Compensation Discussion and Analysis” section contained herein.

The CEO reports to the Compensation Committee regularly on the results of the evaluations of our named executive officers (“NEOs”) other than the CEO. In addition to the CEO’s involvement in conducting evaluations and making compensation recommendations for any other NEO, our management team and outside consulting firms play an active role in updating the Compensation Committee on the trends and challenges of hiring, retaining and competing for talent. The management team and outside consulting firms periodically suggest alternative forms of compensation or compensation strategies to assist the Compensation Committee in setting compensation packages that will enable us to attract and retain key talent.

The Compensation Committee also reviews director compensation practices, in relation to peer companies and outside advice, and recommends to the Board, as appropriate, revisions to our director compensation program. The Board believes that director compensation should be commensurate with the work required and responsibilities undertaken and should serve to align directors’ interests with the long-term interests of stockholders. For further information regarding the compensation practices, see the “Compensation Discussion and Analysis.”

The Compensation Committee periodically retains firms for analysis of our executive and director compensation and comparisons to overall compensation offered by peer companies in our industry and other comparable organizations, as well as for other project-related work. The Compensation Committee has the sole authority to engage or terminate outside consulting firms, including sole authority to approve fees and other retention terms. In the fiscal year ended June 30, 2014 (“Fiscal Year 2014”), the Compensation Committee retained Pearl Meyer & Partners as its independent compensation consultant for executive and director compensation analysis, and re-engaged them again in the fiscal year ended June 30, 2016 (“Fiscal Year 2016”) for CEO compensation analysis and in early Fiscal Year 2018 for director compensation analysis. The nature and scope of the engagements is more fully discussed in the “Compensation Discussion and Analysis.” The compensation consultant reports to the Chairman of the Compensation Committee and acts at the Chairman’s direction when engaged on projects for the Committee. Pearl Meyer & Partners does not provide any services to Concurrent other than those relating to executive and non-employee director compensation, as directed by the Compensation Committee.

In connection with its engagement of compensation consultant Pearl Meyer & Partners in Fiscal Years 2014, 2016 and 2018, the Compensation Committee considered the independence of Pearl Meyer & Partners and whether the engagement of the compensation consultant raised any potential conflicts of interest. In evaluating independence of and potential conflicts of interest relating to the consultant, the Compensation Committee requested and received a letter from the consultant addressing the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm's total revenue; (3) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee; (5) any Concurrent stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. The Compensation Committee discussed these considerations and concluded that the compensation consultant was independent and the engagement of the consultant did not raise any conflict of interest.

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There were ten meetings of the Compensation Committee during Fiscal Year 2017. The Compensation Committee operates under a written Compensation Committee charter adopted by the Board and reviewed annually. The charter may be found on the Investors page of Concurrent’s corporate website (www.concurrent.com) under the ‘Company’ tab in the Corporate Governance section.

Stockholder Recommendations of Director Nominations

The Nominating Committee will consider all properly submitted stockholder recommendations when evaluating director nominees for recommendation to the Board. However, acceptance of a recommendation for consideration does not imply that the Nominating Committee will nominate the recommended candidate. In order to submit a nominee recommendation, stockholders must follow the following procedures:

1.	Submit recommendations in writing to the Corporate Secretary at Concurrent’s corporate headquarters.

2.	Include in the submission the following information concerning the recommended individual for the committee to consider:
•	age;
•	business address and residence address of such person;
•	five-year employment history, including employer names and business descriptions;
•	the class and number of shares of Concurrent which are beneficially owned by such person;
•	ability of the individual to read and comprehend financial statements;
•	the information required by Item 404 of SEC Regulation S-K (certain relationships and related transactions);
•	board memberships (if any);
•	any other information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and
•	a statement supporting the nominating stockholder’s view that the recommended individual possesses the minimum qualifications prescribed by the Nominating Committee for nominees.

3.	Include with the submission a written consent of the individual to be interviewed by the Nominating Committee, to stand for election if nominated and to serve if elected.

4.	Include in the submission the following information concerning the stockholder (or group of stockholders) recommending the individual for the Nominating Committee to consider:

•	the name and address, as they appear on Concurrent’s books, of such stockholder or stockholders; and
•	the class and number of shares of Concurrent which are beneficially owned by such stockholder or stockholders.

5.	The nominating recommendation must state the relationship between the proposed nominee and the recommending stockholder and any agreements or understandings between the nominating stockholder and the nominee regarding the nomination.

All such director nomination recommendations for an annual meeting of stockholders must be delivered, as provided above, to Concurrent’s corporate headquarters not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting; provided, however, that in the event the annual meeting is not scheduled to be held within 30 days before or after such anniversary date, recommendations to be timely must be so received no later than the close of business on the later of (1) the tenth day following the date of the public disclosure of the date of the annual meeting or (2) 90 days prior to the date of the annual meeting.

Stockholders may also directly nominate candidates for election to Concurrent’s Board in accordance with our Bylaws. Any stockholder wishing to make a nomination directly must follow the requirements set forth in Article V of Concurrent’s Bylaws, as described under “Other Matters - 2018 Stockholder Proposals.”

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Procedures for Identifying and Evaluating Candidates for the Board

The Nominating Committee’s process for selecting nominees begins with an evaluation of the performance of incumbent directors and a determination of whether the Board or its committees have specific unfilled needs. The Nominating Committee then considers nominees identified by the Nominating Committee, other directors, senior management of Concurrent and stockholders. The Nominating Committee may obtain, as deemed necessary or appropriate, advice and assistance from legal, executive search, accounting or other advisors.

In identifying and recommending nominees to the Board, the Nominating Committee will consider certain skills and attributes of prospective candidates, including, but not limited to:

•	the highest personal and professional ethics, integrity and values;
•	business or professional knowledge and experience that will contribute to the effectiveness of the Board and the committees of the Board;
•	sound judgment;
•	diversity of skills, experience, age, gender, race, ethnicity and background;
•	lack of interests that materially conflict with those of the Company’s stockholders; and
•	demonstrated professional achievement.

Further, the candidate must be willing to:

•	consent to stand for election if nominated and to serve if elected; and
•	devote sufficient time to carrying out his or her duties and responsibilities effectively (our Guidelines prohibit a director from serving on more than five other public company boards).

In addition, the Nominating Committee will consider the following:

•	at least a majority of the Board must be independent as determined by the Board under the Nasdaq listing standards;
•	at least one member of the Board should have the qualifications and skills necessary to be considered an “audit committee financial expert,” as defined by the rules of the SEC; and
•	at least three directors must meet the requirements for Audit and Compensation Committee membership required by the Nasdaq listing standards and the SEC.

All potential candidates are interviewed by the Nominating Committee and may be interviewed by other members of the Board and senior management.

For each of the nominees to the Board, the biographies included in this proxy statement highlight the experiences and qualifications that were among the most important to the Nominating Committee in concluding that the nominee should serve as a director.

Compensation of Directors

Current Non-Employee Director Compensation

Annual Retainer: Non-employee directors currently receive a $20,000 annual retainer payable in quarterly installments. A non-employee who becomes a director after the annual meeting of stockholders receives a pro-rata portion of the annual retainer, payable at the time of becoming a non-employee director. In addition, non-employee directors receive a $2,000 fee per Board and standing committee meeting they attend in person or $500 per meeting they attend by telephone. However, this amount may not exceed $2,000 per day for attendance at Board and standing committee meetings regardless of the number of meetings attended on a given day.

Chairman Fees: In addition to the annual retainer, an annual payment is made to the Board and Audit and Compensation Committee chairmen. Effective July 14, 2017, the Board reduced the fees payable to the Board and committee chairmen; the annual payment to the Board chairman was reduced from $25,000 to $5,000 and the annual payment to the Audit and Compensation Committee chairmen was reduced from $7,500 to $2,500.

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Long-Term Incentives: Non-employee directors also receive an annual equity grant in an amount and in the form as determined by the Compensation Committee and the Board on an annual basis. In Fiscal Year 2017, the Compensation Committee recommended and the Board approved the grant of 5,000 restricted stock awards to all non-employee directors on November 11, 2016 with the restrictions lapsing as follows: 4,700 shares on October 15, 2017; 200 shares on October 15, 2018; and 100 shares on November 11, 2019.

Post- Annual Meeting Non-Employee Director Compensation

Engagement of Compensation Consultant: The Compensation Committee annually reviews non-employee director compensation and periodically engages a compensation consultant. Early in Fiscal Year 2014, the Compensation Committee retained Pearl Meyer & Partners to evaluate executive and director compensation, including long-term incentive awards. Thirteen peer companies were recommended by the firm and approved by the Compensation Committee for the initial evaluation:

Brightcove, Inc.	iPass, Inc.	Synacor, Inc.
CSP, Inc.	NetSol Technologies, Inc.	Zhone Technologies, Inc.
Evolving Systems, Inc.	Numerex Corp.	Zix Corporation
Exa Corporation	Rentrak Corporation
GSE Systems, Inc.	Sonic Foundry, Inc.

Based on the input from the consulting firm, the Board concluded that the cash compensation and annual equity grant for each non-employee director were appropriate.

Early in Fiscal Year 2018, the Compensation Committee re-engaged Pearl Meyer & Partners to evaluate non-employee director compensation. The firm considered the following factors in its evaluation:

•	the increased frequency of Board and committee meetings during Fiscal Year 2017 in comparison to prior fiscal years and the average annual meeting frequency among the general industry and peer companies;
•	the cost savings from the reduction in size of the Board from seven to five directors and reduced chairmen fees;
•	the increased time commitment for non-employee directors due to the decreased size of the Board and increased meeting frequency;
•	the compensation provided by similarly-sized companies and those in the high-tech or communication industries;
•	the average annual increases in the general industry; and
•	the appropriate mix of cash compensation and long-term incentives.

The twelve peer companies identified below were recommended by the firm and approved by the Compensation Committee for the evaluation:

Brightcove, Inc.	GSE Systems, Inc.	Sonic Foundry, Inc.
CSP, Inc.	iPass, Inc.	Synacor, Inc.
Exa Corporation	Numerex Corp.
Falconstor Software, Inc.	Qumu Corporation
GlobalSCAPE, Inc.	SeaChange International, Inc.

Based on the input from the consulting firm, the Board concluded early in Fiscal Year 2018 that it was appropriate to modify non-employee director compensation to the following, effective as of the Annual Meeting.

Annual Retainer: In consideration of the increased frequency of Board and committee meetings during Fiscal Year 2017, the Board determined that the payment of fees for meeting attendance in addition to an annual retainer was no longer the most appropriate compensation structure for non-employee directors. In order to reduce Board costs and create payment consistency, the Board eliminated meeting payments in favor of a single annual retainer of $40,000. The annual retainer of $40,000 (effective as of the Annual Meeting) is irrespective of the number of yearly Board and committee meetings and payable in quarterly installments.

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Chairman Fees: The Board chairman and Audit and Compensation chairmen will continue to receive the reduced annual chairmen payments of $5,000 and $2,500, respectively. The Nominating Committee chairman will also receive an annual chairman payment of $2,500. The chairmen fees are payable in quarterly installments. No fees will be paid to committee members.

Long-Term Incentives: Each non-employee director will receive an annual equity grant of 7,500, with restrictions lapsing over a three-year period.

None of the directors received perquisites in Fiscal Year 2017. Employee directors do not receive any separate compensation or perquisites for their service on the Board.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2017

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Steve G. Nussrallah (2)	$60,750	$28,700	$89,450
Wayne Barr, Jr.	38,224	28,700	66,924
Charles Blackmon (2)	49,625	28,700	78,325
Larry L. Enterline (2)	48,125	28,700	76,825
Robert Pons	41,000	28,700	69,700
Dilip Singh	43,500	28,700	72,200

(1)       The amounts in this column reflect the grant date fair value for stock awards granted in Fiscal Year 2017 determined in accordance with the Accounting Standards Codification ("ASC") 718-10. An award was granted to each non-employee director on November 11, 2016 valued based on the closing stock price of $5.74 per share. As of June 30, 2017, the aggregate number of restricted stock awards held by non-employee directors was as follows: Mr. Nussrallah, 5,400; Mr. Barr, 5,000; Mr. Blackmon, 5,400; Mr. Enterline 5,400; Mr. Pons, 5,400; and Mr. Singh, 5,400.

(2)        Messrs. Nussrallah, Blackmon and Enterline resigned from the Board as of July 14, 2017.

Stock Ownership Guidelines

To align the interests of the executive officers and directors with the interests of the stockholders, the Board has adopted stock ownership guidelines for the CEO, Chief Financial Officer (“CFO”) and directors. Achievement of the guidelines is measured each December 31 and will be in effect until December 31, 2019, or within five years after the director or officer’s election. The stock ownership guideline for the CEO is 103,842 shares; the CFO, 43,150 shares; and the directors, 13,600 shares. All executive officers and directors were in compliance with the stock ownership guidelines as of December 31, 2016.

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers for Fiscal Year 2017

Our NEOs for Fiscal Year 2017 were Derek J. Elder (President, CEO and Director), Warren Sutherland (CFO) and Emory O. Berry (former CFO and Executive Vice President of Operations).

On May 15, 2017, Concurrent announced the sale of its Real-Time business to Battery Ventures, Inc. and that, simultaneously with such sale, Mr. Berry would depart as Concurrent’s CFO and Executive Vice President of Operations. Mr. Berry received compensation in accordance with the provisions in his employment agreement regarding termination without due cause and a separation and general release agreement, as described in the Company’s Current Report on Form 8-K filed with the SEC on May 15, 2017 and in this section herein.

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On May 13, 2017, the Board appointed Mr. Sutherland as the new CFO of Concurrent, effective immediately upon the departure of Mr. Berry. Mr. Sutherland most recently served as Vice President of Sales Operations, Information Technology and Financial Planning & Analysis at Concurrent since 2016.

Comparison Objectives and Overview of Compensation Program

Our executive compensation programs have been designed to ensure that total compensation for the NEOs and other senior management is aligned with our business objectives and financial performance, and to enable us to attract and retain skilled professionals who contribute to our long-term success. The objectives of our executive compensation programs are as follows:

•	pay salaries that are competitive and attract, retain, and motivate a highly competent executive team;
•	provide market-based bonus programs that link corporate performance and total executive compensation; and
•	align executives’ financial interests with the creation of stockholder value by providing periodic long-term incentive awards subject to vesting over time and/or performance-based incentives tied to meaningful and quantifiable performance metrics.

We have also designed our compensation programs to reward our NEOs and other senior management’s measurable accomplishments toward the goal of creating stockholder value and the sustainability of our Company in the marketplace. To this end, a significant portion of our executive compensation packages is comprised of variable pay in the form of annual incentive awards, which are dependent on the achievement of company performance objectives, and long-term equity-based compensation.

Components of Compensation

Our executive compensation program consists of three primary components: base salary, an annual cash incentive opportunity and long-term equity-based incentive awards. We pay base salaries to remain competitive in the marketplace and to attract and retain talented executives. Base salaries are established assuming an acceptable level of individual performance and provide our executives with a steady cash payment. We have established an annual cash-based incentive program, our Annual Incentive Plan or “AIP,” with payouts contingent on the attainment of measurable financial company goals so that a significant portion of the annual cash compensation for our executive officers and senior management is at risk. Through periodic grants of long-term equity-based awards, we seek to enable executives to develop and maintain a significant long-term equity interest in our common stock, align our executives’ actions with our stockholders’ interests and create a retention incentive for our executives to continue their employment with us.

We believe it is necessary to provide these three elements of compensation — base salary, AIP and long-term equity-based incentive awards — to compete for and retain executive talent in a competitive marketplace. The Compensation Committee has responsibility for establishing, implementing and monitoring adherence to this philosophy.

Determination of Compensation

Total Compensation

In establishing each NEO’s total compensation package, the Compensation Committee considers:

•	the compensation packages of executive officers in similar positions at a comparable group of peer companies based on reported and survey information as described below;
•	the experience and contribution levels of the individual executive officer;
•	the Company’s performance; and
•	advice received from the Compensation Committee’s independent consulting firm.

Each element of compensation is compared with that of peer companies through review of analyses prepared by the consulting firm, the Surveys (as defined below) and the input received from the consulting firm. Total compensation (the combined value of base salary, target annual incentive and grant date fair value of long-term incentive awards) is also assessed.

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With respect to long-term equity-based incentive awards, the Compensation Committee also considers the amount and value of stock options and restricted stock currently held by the NEOs and senior managers when determining new grants. The Compensation Committee’s focus is on compensating executives for their individual performances and their expected future contributions to Concurrent, in addition to the potential material adverse effect of the risks arising from these compensation practices.

Peer Group Analysis

Early in Fiscal Year 2014 and again in late Fiscal Year 2016, the Compensation Committee retained the consulting firm, Pearl Meyer & Partners, to advise them on executive and director compensation policies and practices. This advice, which included a peer group analysis and survey information, was considered by the Compensation Committee in establishing the framework of our executive compensation package for Fiscal Years 2014-2017. The peer group recommended by the consulting firm and approved by the Compensation Committee used for purposes of analyzing the structure of our executives’ compensation included similarly-sized companies and those in the high-tech or communications industries. These criteria resulted in a group of companies against which our executive compensation program was evaluated. For the 2014 study, these companies were:

Brightcove, Inc.	iPass, Inc.	Synacor, Inc.
CSP, Inc.	NetSol Technologies, Inc.	Zhone Technologies, Inc.
Evolving Systems, Inc.	Numerex Corp.	Zix Corporation
Exa Corporation	Rentrak Corporation
GSE Systems, Inc.	Sonic Foundry, Inc.

For the 2016 study, the peer companies were:

Brightcove, Inc.	GSE Systems, Inc.	Sonic Foundry, Inc.
CSP, Inc.	iPass, Inc.	Synacor, Inc.
Exa Corporation	Numerex Corp.	Violin Memory, Inc.
Falconstor Software, Inc.	Qumu Corporation	Zhone Technologies, Inc.
GlobalSCAPE, Inc.	SeaChange International, Inc.

The Compensation Committee also references survey information (“Surveys”) obtained on-line from various organizations, as well as reports published by global compensation organizations and local consulting firms.  This data is utilized on an on-going basis to confirm that the base salaries, annual incentive awards and long-term stock awards continue to be customary and competitive.

Base Salaries

Individual base salaries are determined through an evaluation of individual performance levels and contributions to our business objectives, as well as comparisons to the peer group described above and the Surveys for similar positions in the technology marketplace where we compete. Salaries are reviewed annually for each NEO in July or August.

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Fiscal 2017

In August 2016, the Compensation Committee considered the compensation of the NEOs and determined that Mr. Elder would receive a base salary increase of 6.3% and Mr. Berry would receive a base salary increase of 3%. These increases were made effective as of September 1, 2016 and for Mr. Berry was effective from September 1, 2016 through his resignation on May 15, 2017. The Compensation Committee determined that Mr. Sutherland would receive a base annual salary of $210,013 effective as of May 15, 2017.

Annual Incentive Awards

To align incentives for the NEOs with the creation of stockholder value, our NEOs participate in the AIP that is in place for management level and other key employees. The AIP is designed to align employee incentives with the corporate goals that are most important for the fiscal year. Each year management develops the AIP and makes recommendations to the Compensation Committee for its consideration as to the performance goals for the year. The AIP award is paid as a cash award after the completion of the fiscal year, usually in August. Individual target awards are established by the Compensation Committee based on a percentage of the executive’s base salary, recognizing the relative size and scope of each executive’s responsibility within Concurrent.

Our NEOs are subject to the reimbursement or ‘clawback’ provisions of the Sarbanes-Oxley Act of 2002.

Fiscal 2017 AIP

The AIP award targets for Fiscal Year 2017 for our NEOs were the following percentages of each person’s then current base salary:  Mr. Elder, 70%, Mr. Berry, 50% and Mr. Sutherland, 50%.

For Fiscal Year 2017, the Compensation Committee determined that the AIP achievement percentage would consist of two equally-weighted factors: a revenue goal and an Adjusted EBITDA1 goal. The revenue goal was reported revenue (adjusted to reflect the sale of our Real-Time business); the Adjusted EBITDA goal was positive Adjusted EBITDA (adjusted to reflect the sale of our Real-Time business) and other discretionary adjustments made by the Compensation Committee. Fifty percent (50%) of the positive Adjusted EBITDA would be allocated to a pool for the Adjusted EBITDA goal.

The revenue goal was assigned a minimum (0% achievement), target (100% achievement) and maximum (150% achievement) amount. Achievement between each of these points was to be prorated.

For Fiscal Year 2017, the revenue and adjusted EBITDA goals were as follows:

Revenue Component:

a.	Minimum:	$60,635,000
b.	Target:	63,577,000
c.	Maximum:	73,113,550

Adjusted EBITDA Component

a.	Minimum:	$677,500
b.	Target:	1,355,000
c.	Maximum:	2,032,500

The minimum revenue goal was not achieved in Fiscal Year 2017; however, the Adjusted EBITDA goal was achieved.  As a result, 50% of the AIP bonuses were earned for the NEOs.

Discretionary Bonuses

On September 5, 2017, the Compensation Committee approved a discretionary bonus payment of $50,000 to Derek Elder, CEO, and $15,000 to Warren Sutherland, CFO.

1 “Adjusted EBITDA” is a Non-GAAP measure and is defined as Earnings before Interest, Taxes, Depreciation and Amortization adjusted for other non-cash items such as share-based compensation expense.

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Long-Term Equity-Based Incentive Awards

The Compensation Committee recommends to the Board, and the Board approves, grants of long-term equity-based incentive awards to the NEOs and senior managers in the form of stock options and restricted stock. In determining the size of the grants, the Compensation Committee and the Board consider the amount and value of stock options and restricted stock currently held, the executive’s performance during the prior year, and the executive’s likely continued future contributions to Concurrent, as well as the executive’s role within Concurrent. The Compensation Committee also considers the value of awards granted to executives in similar positions at the peer companies based on the input received from the consulting firm and the Surveys.

The Compensation Committee recommends and the Board approves awards of stock options or restricted stock to the NEOs and senior managers generally at the time of initial employment and at discretionary intervals thereafter.

The Compensation Committee, in determining whether to grant stock options or restricted stock, considers what it believes most effectively motivates employees under different market conditions. The Compensation Committee considers long-term incentive grants based on recommendations from our CEO and Human Resources staff, as well as the consulting firm. In recent years, the Compensation Committee has utilized restricted stock to focus individuals on our long-term performance, to motivate their performance and to retain them. The restricted stock may be performance-based or time-based.

All stock options are approved with exercise prices equal to the closing market price on the date of grant. The date of the grant is the date of the Compensation Committee meetings, unless the approval is at a meeting preceding the release of earnings for the prior period, in which case the grant date is two business days after the earnings release. The Compensation Committee does not have any program, plan or practice to time stock option grants in coordination with the release of material nonpublic information, nor do we time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

Fiscal 2017 Equity Awards

Pursuant to their employment agreements the tables below reflect the equity awards granted to NEOs for Fiscal Year 2017.

		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2) (3)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#) (2)	($)(4)

Derek Elder		-	253,422	380,133	-	-	-	-	-
	09/01/2016	-	-	-	-	-	30,000	15,000	247,050
	02/10/2017	-	-	-	-	-	-	10,000	50,900

Warren Sutherland		-	-	-	-	-	-	-	-
	09/01/2016	-	48,404	72,606	-	-	-	8,000	43,920
	05/17/2017	-	-	-	-	-	-	30,000	183,000

Emory O. Berry		-	167,186	250,779	-	-	-	-	-
	09/01/2016	-	-	-	-	-	-	31,000	170,190

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(1)	The amounts shown in these columns represent the NEOs' annual incentive award opportunity under the 2017 AIP. See "Compensation Discussion and Analysis – Fiscal Year 2017 Annual Incentive Award" for more information about this plan.

(2)	All grants of time-based restricted stock awards and performance-based restricted stock awards were made under the Amended and Restated 2011 Stock Incentive Plan.

(3)	Restricted stock awards (RSAs) were granted to NEO's in Fiscal Year 2017 as follows: Elder - 25,000; Sutherland - 38,000; Berry - 31,000. Performance stock awards (PSAs) were granted to NEO's in Fiscal Year 2017 as follows: Elder - 30,000.

(4)	Based on the closing price of stock on the date shares were granted to the NEOs. See footnote 1 of the Summary Compensation Table for calculation methodology.

As a part of Mr. Berry’s departure, we entered into a separation agreement and general release (the “Separation Agreement”) with Mr. Berry. Under the Separation Agreement, the Company paid to Mr. Berry a lump sum payment of $100,813, less applicable withholding taxes and deductions, which amount represented the annual bonus accrued with respect to Mr. Berry for Fiscal Year 2017, and was in lieu of the obligation to pay Mr. Berry’s prior year’s bonus contained in his employment agreement. In addition, the Company accelerated vesting with respect to a pro-rata portion of Mr. Berry’s previously granted but unvested restricted stock awards and related accrued dividends such that a total of 54,686 shares of restricted stock became vested and $52,319 of dividends were released. The Separation Agreement contains customary confidentiality provisions and a mutual release of claims between the Company and Mr. Berry. Mr. Berry will be subject to customary non-solicitation and non-competition covenants for a period of twenty-four months.

Severance

Pursuant to the employment agreements we have with our NEOs, we provide severance pay to our NEOs, which is more fully described below under “Potential Payments Upon Termination or Change in Control.” In establishing this benefit, the Compensation Committee has received advice from the consulting firm and the Surveys that indicates that other comparable companies provide their NEOs similar protections in the form of severance and the amount of payments that are customary and reasonable in our industry. The Compensation Committee believes that providing severance to the NEOs is customary for our industry and allows us to remain competitive with other companies. This approach ensures that our NEOs continue to act in the best interests of stockholders even in the event that they are at risk of losing their jobs. This strategy is particularly important and worthwhile given the difficulty for a high-level employee to secure a comparable position at another company quickly and for Concurrent to remain competitive with other companies that routinely offer a similar benefit to their executive officers.

Pursuant to the terms of the Separation Agreement with Mr. Berry, he receives severance payments equal to his base salary as in effect on the separation date for a period of twelve months, paid in substantially equal installments in accordance with Company’s customary payroll practices, along with continued payment of the Company’s contribution towards his group health benefits for a period of eighteen months.

Compensation Risk Analysis

Early in Fiscal Year 2014, the Compensation Committee retained Pearl Meyer & Partners to perform a high-level risk assessment of the Company’s compensation program for NEOs and directors and any potential risk mitigation factors associated with existing policies and practices. The committee again engaged Pearl Meyer in late Fiscal Year 2016 to supplement this information. Each year management evaluates the risk of the Company’s compensation programs for all employees, consistent with the risk assessment completed by the consulting firm. The Compensation Committee considered the findings of the assessments conducted and concluded that the Company's compensation programs are designed and administered with the appropriate balance of risk and reward in relation to its overall business strategy and do not encourage employees to take unnecessary or excessive risks. The analyses considered the following attributes of the programs:

•	base salaries are periodically benchmarked and are competitive;
•	balance between fixed and variable compensation varies with responsibility level;
•	incentive awards opportunities are capped and are tied to multiple performance metrics;
•	performance goals and payouts are reviewed by a Compensation Committee consisting of independent non-employee directors;
•	the mix of time based and performance-based equity vehicles;

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•	executives receive equity-based incentives which vest over multiple years;
•	limited use of employment agreements and packages offered are competitive;
•	executives own meaningful levels of company stock; and
•	use of incentive plan performance goals that are both challenging and realistic.

Benefits and Perquisites

Our NEOs are eligible to participate in the health and welfare and defined contribution plans that we make generally available to our other full-time employees, including health care, disability and life insurance coverage and 401(k) matching programs. In Fiscal Year 2017, the Compensation Committee maintained the Company match at 50% of the first 5% of the employee’s annual salary invested by the employee in the 401(k) plan. The Company does not provide any pension plans or any non-qualified deferred compensation to any of the NEOs. Our NEOs do not receive any other benefits or perquisites.

Role of Management in Determining Compensation

Evaluations of the NEOs’ performance (other than the CEO) are conducted on a regular basis by the CEO. The CEO reports to the Compensation Committee on the results of the evaluations of the other employed NEOs. The CEO’s performance is periodically evaluated by the Compensation Committee and the Board.

In addition to the CEO’s involvement in reviewing performance of the other NEOs, our management team plays an active role in updating the Compensation Committee on the trends and challenges of hiring, retaining and competing for talent. The management team periodically suggests alternative forms of compensation or compensation strategies to assist the Compensation Committee in establishing compensation packages that will enable us to attract and retain key talent. The Compensation Committee solicits input from executive management on compensation related strategies and practices. Additionally, the Compensation Committee utilizes the data and analysis from the consulting firm and Surveys to gain a comprehensive view of related factors affecting its decision making. Management has not retained its own compensation consultants.

Tax Considerations

The Compensation Committee considers the impact of certain provisions of the Internal Revenue Code of 1986, as amended, relating to tax when making decisions on executive compensation. The primary provision they consider is Section 162(m).

Section 162(m) includes potential limitations on the deductibility for federal income tax purposes of compensation in excess of $1 million paid or accrued with respect to our highly paid executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. None of our NEOs received cash compensation in excess of $1 million in Fiscal Year 2017. Stock options and restricted stock granted to our NEOs from time to time are designed to qualify as performance-based compensation under Section 162(m). The Compensation Committee may determine, however, that one or more awards granted should not conform to these requirements if, in its judgment, such payments are necessary to achieve our compensation objectives and protect stockholder interests and the benefit of the compensation arrangement for Concurrent and the stockholders outweighs the incremental cost to Concurrent.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent registered public accounting firms devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firms. In this context, the Audit Committee reviewed the Fiscal Year 2017 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

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The Audit Committee reviewed with Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by the AICPA professional standards, Vol. 1 AU Section 380, as adopted by the Public Company Oversight Board in Rule 3200T, which include, among other items, matters related to the conduct of the audit of 2017 financial statements. The Audit Committee received from and discussed with Deloitte & Touche LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s independence from us. In addition, the Audit Committee considered whether Deloitte & Touche LLP’s provision of nonaudit services is compatible with maintaining its independence from us.

The Audit Committee discussed with Deloitte & Touche LLP the overall scope and plans for the audit. The Audit Committee meets periodically with the internal auditor and Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the Fiscal Year 2017 audited financial statements in our Annual Report on Form 10-K for Fiscal Year 2017, for filing with the SEC.

Audit Committee of the Board

Wayne Barr, Jr., Chairman
Robert M. Pons
Dilip Singh

September 27, 2017

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Concurrent’s management. Based on the Compensation Committee’s review of, and discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee of the Board

Robert M. Pons, Chairman
Wayne Barr, Jr.
Dilip Singh

September 27, 2017

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SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for Fiscal Years 2016 and 2017 for our NEOs. None of the NEOs received perquisites in either of these fiscal years.

					Non-Equity
				Stock	Incentive Plan	All Other
Name and	Fiscal	Salary	Bonus	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	(1) ($)	(2) ($)	(3) ($)	(4) ($)	($)

Derek Elder	2017	365,937	150,000	297,950	126,711	2,500	943,098
President and Chief	2016	346,540	332,400	774,250	-	2,311	1,455,501
Executive Officer

Warren Sutherland	2017	163,569	25,000	226,920	24,202	4,339	444,030
Chief Financial Officer

Emory O. Berry	2017	296,754	-	170,190	-	445,841	912,785
Former EVP of	2016	324,564	74,927	168,480	-	6,753	524,724
Operations and
Chief Financial
Officer

(1)	Includes the following amounts paid as discretionary bonuses: For Fiscal Year 2017: Mr. Elder – (i) $100,000 paid as a discretionary bonus and (ii) $50,000 paid as a discretionary bonus. Mr. Sutherland (i) $15,000 paid as a discretionary bonus and (ii) $10,000 paid as a sign-on bonus in connection with his July 2016 hiring. See “Compensation Discussion and Analysis—Determination of Compensation—Annual Incentive Awards — Discretionary Bonuses.” For Fiscal Year 2016: Mr. Elder - $332,400 paid in connection with an amendment to his employment agreement dated October 15, 2015; Mr. Berry - $10,000 discretionary bonus in connection with the closing of the multi-screen video analytics sale and a $64,927 discretionary bonus under the 2016 alternative discretionary cash bonus.

(2)	The amount reported in this column for each NEO represents the grant date fair value of the performance-based or time-based RSAs granted during the applicable fiscal year, computed in accordance with Accounting Standards Codification Topic 718-10, Compensation – Stock Compensation. See Note 11 of the Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K for Fiscal Year 2017 for the assumptions used to value these awards.

(3)	The amounts reported in this column represent incentive plan compensation earned by the NEOs under the AIP for Fiscal Year 2017. There was no incentive compensation earned under the AIP for Fiscal Year 2016.

(4)	As disclosed in Concurrent’s Form 8-K filed on May 15, 2017, Mr. Berry's employment as CFO with Concurrent ended on May 15, 2017 in conjunction with the sale of the Company's Real-Time business. Mr. Berry is a NEO for Fiscal Years 2016 and 2017 but is no longer an executive officer or employee as of the date hereof. In accordance with Mr. Berry's Separation Agreement, he became eligible to receive (i) separation payments equivalent to one year of salary (at the rate immediately prior to termination), or $336,045 and (ii) an annual bonus payment representing his projected AIP bonus for Fiscal 2017, or $100,813 (paid in full at the time of his termination). He also received payment for his accrued yet untaken vacation in the amount of $21,274 at the time of his termination. During Fiscal 2017, Mr. Berry was paid $38,774 of his salary severance amount (the balance of which is being paid in 23 bi-weekly installments through May 2018). All other amounts in this column represent matching contributions to the company sponsored 401(k) Plan.

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OUTSTANDING EQUITY AWARDS

AS OF JUNE 30, 2017

The following table provides information concerning outstanding equity awards held by the NEOs on June 30, 2017.

						Restricted		Performance
	Option Awards					Stock Awards		Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (1) (#)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2) (#)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (3)(4) ($)

Derek Elder	-	-	-	-	-	160,000	1,064,000	30,000	199,500

Warren Sutherland	-	-	-	-	-	38,000	252,700	-	-

Emory O. Berry (5)	9,000	-	12.80	9/12/2007	8/14/2017	-	-	-	-

(1)	The options vest and become exercisable in equal installments on the first, second, third and fourth anniversaries of the grant date. All options have vested as of June 30, 2017

(2)	The awards vest as follows: Mr. Elder's awards vest: 15,000 on October 15, 2017; 5,000 on February 11, 2018; 55,000 on August 27, 2018; 15,000 on October 15, 2018; 45,000 on February 11, 2019; 15,000 on September 1, 2019 and 10,000 on February 10, 2020. Mr. Sutherland's awards vest: 2,000 on September 1, 2017; 7,500 on May 17, 2018; 2,000 on September 1, 2018; 7,500 on May 17, 2019; 2,000 on September 1, 2019; 7,500 on May 17, 2020; 2,000 on September 1, 2020 and 7,500 on May 17, 2021.

(3)	The amounts shown in these columns reflect the market value of the unvested time-based and performance-based RSAs based on the closing market price on June 30, 2017 of $6.65, multiplied by the number of shares.

(4)	The restrictions on the performance-based RSAs reported in this column lapse when performance goals based on Concurrent’s revenue and operating income are achieved. The number of unearned shares represents the maximum number of shares that can be earned by the NEOs. During Fiscal Year 2017, a total of 30,000 performance based RSAs were granted to Mr. Elder. The restriction on these awards will lapse on or about September 1, 2019 only after the achievement of pre-determined revenue performance criteria over a cumulative three-year period between Fiscal Year 2017 and fiscal year 2019. During Fiscal Year 2016, a total of 13,961 performance-based RSAs held by Mr. Berry were canceled upon failure to meet the minimum revenue and operating income targets for Fiscal Year 2015 and during Fiscal Year 2016, a total of 3,657 performance-based RSAs held by Mr. Berry were canceled upon failure to meet the minimum revenue and operating income targets for Fiscal Year 2016.

(5)	As disclosed in Concurrent’s Form 8-K filed on May 15, 2017, Mr. Berry's employment as CFO with Concurrent ended on May 15, 2017 in conjunction with the sale of the Company's Real-Time business. Mr. Berry is an NEO for Fiscal Years 2016 and 2017 but is no longer an executive officer or employee as of the date hereof. In accordance with Mr. Berry's separation agreement, 54,686 previously unvested time-based RSAs were accelerated to vest effectively on May 12, 2017 and 40,685 previously unvested time-based RSAs were forfeited. Additionally, under the terms of the Third Amended and Restated 2001 Stock Option Plan for which his Option Awards were granted, a terminated employee has 90 days after employment terminates in which to exercise any vested Stock Options. Mr. Berry exercised 20,000 previously granted stock options at $5.90 per share (the strike price) on June 14, 2017.

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Potential Payments Upon Termination or Change in Control

The employment agreements with our NEOs and the terms of our Amended and Restated 2011 Stock Incentive Plan and Third Amended and Restated 2001 Stock Option Plan provide for certain payments or accelerated vesting of awards as described below.

Executive Employment Agreements

We have entered into employment agreements with our NEOs. These agreements contain generally the same terms and provide for a base salary to be reviewed for increase annually, at the discretion of the Board or the Compensation Committee. The agreements also provide for an annual incentive award opportunity based on a percentage of base salary. Although the percentage is established in each agreement, it is subject to change by the Compensation Committee as an employee’s duties expand.

The agreements provide that employment may be terminated by either Concurrent or the respective NEO at any time. In the event the NEO voluntarily resigns or is terminated for Due Cause (defined below), compensation under the employment agreement will end. In the event an agreement is terminated:

•	directly by us without Due Cause,
•	in certain circumstances, constructively by us, or
•	within one year of a Change in Control (as defined below in the Amended and Restated 2011 Stock Incentive Plan for Mr. Elder and Mr. Sutherland),

the terminated employee will receive severance compensation consisting of (1) for Mr. Elder his salary at the time of termination for a period of twelve months from the date of termination and for Mr. Sutherland, his salary at the time of termination for a period of twelve months from the date of termination or constructive termination after a Change in Control or a period of six months from the date of termination for termination or constructive termination (not occurring within three months after a Change of Control), (2) continued participation in our healthcare plans through the severance period, and (3) for Mr. Elder the amount of annual incentive award, if any, paid in the year prior to termination and for Mr. Sutherland the amount of annual incentive award, if any, paid in the year prior to termination or constructive termination after a Change of Control or one-half that amount for termination or constructive termination (not occurring within three months after a Change in Control). Mr. Elder’s severance compensation will be doubled if he is constructively terminated within three months after a Change of Control or terminated within a year after a Change of Control. The agreements define constructive termination as (a) demotion, (b) material change in authority, duties or responsibilities, (c) material decrease in salary or incentive award opportunity, (d) material reduction in benefits or (e) material breach of the employment agreement by us.

Except for the prior year incentive award, which would be paid in a lump sum on the first pay date after termination, severance compensation would be paid in equal, biweekly installments or in accordance with our normal salary payment procedures. If we determine that the amounts payable are on account of an “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n)) and exceed the “separation pay allowance” described below, the excess amounts payable would be accumulated and distributed in a single sum six months and one day after the date of the separation from service. If we reasonably determine that the amounts payable are not on account of an “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n)), no amount shall be distributed before the date that is six months after separation from service. Further, any amounts that would have been distributed during the six months after the separation from service will be accumulated and distributed in a single sum six months and one day after the date of separation from service. The “separation pay allowance” means an amount that is two times the lesser of (x) the NEO’s annualized compensation or (y) the compensation limit in effect under Internal Revenue Code Section 401(a)(17).

For an NEO, the term “Due Cause” means the NEO:

a)	committed a willful serious act to enrich himself at our expense or has been convicted of a felony involving moral turpitude;

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b)	willfully and grossly neglected his duties, or intentionally failed to observe specific lawful directives or policies of the Board;

c)	failed to take reasonable and appropriate steps to determine the accuracy of Sarbanes-Oxley Act certifications; or

d)	failed to fulfill any of his duties to administer effective systems and controls necessary for compliance with the Sarbanes-Oxley Act.

If a NEO’s employment is terminated for any reason, he is prohibited from competing with us, soliciting our customers, or trying to hire our employees for the period in which he receives severance, if any, plus one year.

Derek J. Elder. In November 2014, we entered into an employment agreement with Mr. Elder, which was amended on October 15, 2015 and September 1, 2016. Mr. Elder’s amended agreement has a three-year term and renews automatically for additional one-year terms unless one party notifies the other that it does not intend to renew. Mr. Elder’s annual salary was $370,000 in Fiscal Year 2017 and his target bonus was 70% of his annual salary.

Warren Sutherland. On May 15, 2017, we entered into an employment agreement with Mr. Sutherland that remains in place until voluntarily terminated by either party, by the Company with or without due cause or upon death, continuing disability, termination after a change in control or constructive termination without due cause. Mr. Sutherland’s annual salary was $210,013 in Fiscal Year 2017 and his target bonus was 50% of his annual salary.

Emory O. Berry. In August 2008, we entered into an employment agreement with Mr. Berry and terminated our consulting agreement regarding Mr. Berry with TechCFO. The agreement had a four-year term and renewed automatically for additional one-year terms unless one party notified the other that it did not intend to renew. Mr. Berry’s annual salary was $336,044 in Fiscal Year 2017. His target bonus was 50% of his annual base salary. As noted herein under the “Compensation Discussion and Analysis” heading, we entered into a Separation Agreement with Mr. Berry effective upon his departure on May 15, 2017 that provided for severance payments, accelerated vesting of outstanding RSA’s and dividends and a lump sum representing his accrued bonus for Fiscal Year 2017.

Amended and Restated 2011 Stock Incentive Plan

The 2011 Stock Incentive Plan became effective November 1, 2011 and was amended effective October 23, 2014. Under the Amended and Restated 2011 Stock Incentive Plan, if an employee terminates employment for any reason other than death, disability or cause, existing and vested stock options may be exercised for a period of three months. If an employee is terminated for Cause, any stock options held by such person shall immediately terminate. “Cause” has the meaning set forth in an award or, if there is no such definition in the award, (1) the conviction of the employee for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the employee’s employment duties (or duties as a director, in the case of a Non-Employee Director), or (3) willful and deliberate failure on the part of the employee to perform his or her employment duties (or duties as a director, in the case of a Non-Employee Director) in any material respect. Regardless of the reason for termination, any restricted or performance shares on which the restriction has not lapsed shall be cancelled upon termination.

Upon a Change in Control, any unvested, unexercised options to purchase shares shall immediately vest and the restrictions will lapse on any restricted and performance shares. “Change in Control” means the occurrence of any of the following events:

a)	the acquisition of 50% or more of our stock by a party that is not a fiduciary holding the shares for our benefit;
b)	a change in the composition of the Board such that a minority of the directors have been directors for at least 24 months (“24 Month Directors”) or were elected by at least two-thirds of the 24 Month Directors or were serving as the result of a Merger as defined in (c) below;
c)	a merger, consolidation, reorganization, sale of substantially all of our assets, or the acquisition of assets or stock of another company, (“Merger”) unless (i) those holding our shares prior to the Merger hold more than 50% of the voting shares of the successor entity, (ii) more than 50% of the directors were our directors prior to the Merger, and (iii) no entity owns 50% or more of our shares without approval of our Board; or
d)	a liquidation or dissolution of the Company.

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If an employee is terminated due to death or continuing disability, any stock options vested at the time of termination may be exercised until the earlier of one year following termination or until the expiration of the stock options. Under such a termination, the Compensation Committee has the authority to accelerate vesting or further extend the time to exercise.

Derek J. Elder

The following table describes the estimated incremental compensation upon termination or Change in Control for Mr. Elder, assuming the triggering event occurred on June 30, 2017. The actual amount of compensation can only be determined at the time of termination or Change in Control.

Payments and Benefits upon	Voluntary Termination	Change in Control	Constructive Termination	For Cause Termination	Termination without Cause	Death	Disability
Termination	($)	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary	-	740,022	370,011	-	370,011	-	-
Incentive Award (1)	-	-	-	-	-	-	-
Acceleration of Unvested Stock Awards (2)	-	1,396,500	-	-	-	665,000	665,000

Benefits:
Post Termination Medical (3)	-	18,196	18,196	-	18,196	-	-

Total	-	2,154,718	388,207	-	388,207	522,000	522,000

(1) Reflects the incentive award Mr. Elder was paid for Fiscal Year 2016.

(2) The amount in this row represents the full value of unvested RSAs, including those with performance conditions, as of June 30, 2017, to the extent vesting would be accelerated upon termination under these scenarios. The assumed price is $6.65, which was the closing price of our common stock on June 30, 2017.

(3) The amount shown is the grossed-up amount of the difference between the employee’s portion of the premiums and the cost of COBRA coverage for the same plans, which would be paid to Mr. Elder during the severance period. Cost of continued benefits is estimated by using current rate multiplied by 12 months.

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Warren Sutherland

The following table describes the estimated incremental compensation upon termination or Change in Control for Mr. Sutherland, assuming the triggering event occurred on June 30, 2017. The actual amount of compensation can only be determined at the time of termination or Change in Control.

Payments and Benefits upon	Voluntary Termination	Change in Control	Constructive Termination	For Cause Termination	Termination without Cause	Death	Disability
Termination	($)	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary	-	210,013	105,007	-	105,007	-	-
Incentive Award (1)	-	-	-	-	-	-	-
Acceleration of Unvested Stock Awards (2)	-	252,700	-	-	-	252,700	252,700

Benefits:
Post Termination Medical (3)	-	12,280	6,140	-	6,140	-	-

Total	-	474,998	111,147	-	111,149	252,700	252,700

(1) Reflects the incentive award Mr. Sutherland was paid for Fiscal Year 2016.

(2) The amount in this row represents the full value of unvested RSAs, including those with performance conditions, as of June 30, 2017, to the extent vesting would be accelerated upon termination under these scenarios. The assumed price is $6.65, which was the closing price of our common stock on June 30, 2017.

(3) The amount shown is the grossed-up amount of the difference between the employee’s portion of the premiums and the cost of COBRA coverage for the same plans, which would be paid to Mr. Sutherland during the severance period. Cost of continued benefits is estimated by using current rate multiplied by 12 months in the event of a change of control and by 6 months in the event of either constructive termination or termination without cause.

Compensation Committee Interlocks and Insider Participation

During the Fiscal Year 2017 the members of the Compensation Committee were Messrs. Enterline (Chairman), Blackmon and Pons. Effective as of July 14, 2017, the members of the Compensation Committee are Messrs. Pons (Chairman), Barr and Singh. No members of the Compensation Committee have ever been an officer or employee of Concurrent. In addition, none of our NEOs serve as a member of a Board or Compensation Committee of any entity that has one or more NEOs who serves on our Board or Compensation Committee.

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EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of June 30, 2017 about Concurrent’s common stock that may be issued upon the exercise of options, warrants and rights under our Third Amended and Restated 2001 Stock Option Plan and Amended and Restated 2011 Stock Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders:

2001 Stock Option Plan	30,881	$13.06	-
2011 Stock Incentive Plan	-	-	122,622
Total	30,881	$13.06	122,622

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for each of Fiscal Year 2017 and Fiscal Year 2016 for the audit of our annual financial statements, the reviews of the financial statements included in Quarterly Reports on Form 10-Q, other SEC filings and audit consultations were $673,542 and $542,000, respectively.

Audit Related Fees

The aggregate fees billed by Deloitte & Touche LLP for other audit related services rendered to Concurrent for each of Fiscal Years 2017 and 2016 were $0.

Tax Fees

There were $13,000 and $12,000 in fees billed by Deloitte & Touche LLP for tax services rendered to Concurrent for each of Fiscal Years 2017 and 2016, respectively.

All Other Fees

Pursuant to the Audit Committee Charter, all permissible non-audit services to be performed by Deloitte & Touche LLP must be pre-approved by the Audit Committee. The aggregate fees billed by Deloitte & Touche LLP for services rendered to Concurrent, other than the services described above under “Audit Fees,” “Audit Related Fees,” and “Tax Fees,” for Fiscal Years 2017 and 2016 were each $2,000 and $2,000, respectively.

The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independent registered public accountant's independence.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Item 2 of Notice)

The Audit Committee of the Board has appointed the firm of Deloitte & Touche LLP as independent registered public accountants of Concurrent for the fiscal year ending June 30, 2018 and is submitting the appointment to stockholders for ratification. Deloitte & Touche LLP also served as our independent registered public accountants for the fiscal year ended June 30, 2017. A representative of Deloitte & Touche LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the appointment, it will be considered as a direction to the Board and Audit Committee to consider the appointment of a different firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Concurrent and our stockholders.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of the independent registered public accountants.

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ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICERS COMPENSATION

(Item 3 of Notice)

Concurrent is providing stockholders with the opportunity at the Annual Meeting to vote on the following advisory resolution, commonly known as “say-on-pay.”

We are asking the stockholders of Concurrent to approve, in a non-binding, advisory vote, the compensation of Concurrent’s NEOs as disclosed in Concurrent’s proxy statement under the heading “Compensation Discussion and Analysis,” the Summary Compensation Table and the related compensation tables, notes and narratives in Concurrent’s proxy statement.

The say-on-pay vote is advisory and, therefore, not binding on us. The Board and Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future decisions regarding our executive compensation program.

The Board urges stockholders to read the Compensation Discussion and Analysis which describes in more detail how Concurrent’s executive compensation policies and procedures operate and are designed to achieve our compensation objectives. The Compensation Committee and the Board believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our goals and that the compensation of our NEOs reported in this proxy statement reflects and supports these compensation policies and procedures.

The Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory basis, of the compensation of Concurrent’s Named Executive Officers.

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AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

TO PROTECT CONCURRENT’S TAX BENEFITS

(Item 4 of Notice)

We are asking for your approval of an extension of an amendment (the “Article TWELFTH”) to our Restated Certificate of Incorporation to extend its expiration date until the 2018 Annual Meeting of Stockholders, or earlier Expiration Date (defined below). The Article TWELFTH imposes transfer restrictions and prevents, subject to certain limitations, transfers of our common stock if the transfer results in a stockholder owning 5% or more of the outstanding common stock.

The purpose of the Article TWELFTH is to prevent transfers of our common stock that would result in an ownership change under Section 382 of the Internal Revenue Code (the “Code”). The Article TWELFTH was approved at the 2016 Annual Meeting of Stockholders and under its terms will automatically expire at the time of the Annual Meeting. The proposed amendment to the Article TWELFTH attached hereto in Exhibit A (the “Charter Amendment Extension”) will amend the Article TWELFTH solely to extend its terms through the 2018 Annual Meeting of Stockholders, unless another term of expiration (described below) is triggered before such meeting. The Board approved the Charter Amendment Extension, subject to stockholder approval, on August 28, 2017.

If the Charter Amendment Extension is approved by our stockholders, our Restated Certificate of Incorporation will be amended to include the extended Article TWELFTH. The text of the extended Article TWELFTH is set forth in Exhibit A to this proxy statement, and stockholders are urged to review it together with the following summary, which is qualified in its entirety by reference to Exhibit A. Please read the Charter Amendment Extension in its entirety as the discussion below is only a summary.

If approved, the Charter Amendment Extension will become effective upon filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of Delaware, which we would do promptly after the Annual Meeting.

Background and Reasons for the Proposal

The Charter Amendment Extension will continue protection of Concurrent’s net loss carryforwards and certain other tax attributes (collectively, “Tax Benefits”) under the Article TWELFTH, an amendment to Concurrent’s Restated Certificate of Incorporation first approved by stockholders at the 2016 Annual Meeting of Stockholders. Concurrent has experienced, and may continue to experience, substantial operating losses, and for federal and state income tax purposes, Concurrent may “carry forward” Tax Benefits in certain circumstances to offset current and future taxable income, which will reduce Concurrent’s federal and state income tax liability. As a result, these Tax Benefits can be a valuable asset of Concurrent, which may inure to the benefit of Concurrent and its stockholders. As of June 30, 2017, Concurrent had approximately $72.0 million of U.S. federal Tax Benefits and approximately $37 million of other state and federal tax assets. However, if Concurrent experiences an “ownership change,” as defined in Section 382 of the Code, its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could adversely affect the value of the Tax Benefits. Generally, an ownership change occurs if the percentage of Concurrent’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period.

Based upon these considerations, and advice of external counsel and legal advisors, on March 1, 2016, Concurrent entered into a Tax Asset Preservation Plan (the “NOL Plan”). The Board adopted the NOL Plan in an effort to deter acquisitions of our common stock that would potentially limit our ability to use our Tax Benefits to reduce our potential future federal income tax obligations. The NOL Plan had a 4.9% “trigger” threshold intended to act as a deterrent to any person acquiring 4.9% or more of our outstanding common stock without the approval of the Board. This protected our Tax Benefits because changes in ownership by persons owning less than 4.9% of the outstanding common stock would not be included in the calculation of whether Concurrent had experienced an “ownership change” under Section 382 of the Code.

At the same time the NOL Plan was adopted, we announced our intention to propose the Article TWELFTH for approval by our stockholders at the 2016 Annual Meeting of Stockholders. The Article TWELFTH established ownership limitations designed to preserve the value of Concurrent’s deferred tax assets in a manner similar to the NOL Plan.

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The Article TWELFTH was approved by stockholders at the 2016 Annual Meeting of Stockholders and thereafter became effective upon the filing of the Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of Delaware. The amendment filing created the Article TWELFTH which preserves Concurrent’s ability to use the Tax Benefits to offset income until the Expiration Date, which means the earliest of (1) the repeal of Section 382 of the Code or any successor statute, if the Board of Directors determines that Article TWELFTH is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of Concurrent as to which the Board determines that no Tax Benefits may be carried forward, (3) such date as the Board shall fix in accordance with the provisions of the Charter Amendment and (4) the date of Concurrent’s annual meeting of stockholders to be held during calendar year 2017. The NOL Plan automatically terminated five business days after the 2016 Annual Meeting of Stockholders.

Concurrent’s Annual Meeting is expected to be the earliest occurrence of the events that can trigger the Expiration Date. The Article TWELFTH is thus expected to expire as of the Annual Meeting unless the Charter Amendment Extension is approved. The Charter Amendment Extension solely modifies the Expiration Date of the Article TWELFTH. All other terms of the Article TWELFTH shall remain the same if the Charter Amendment Extension is approved.

Pursuant to the Charter Amendment Extension, the Article TWELFTH will extend through the 2018 Annual Meeting of Stockholders unless it expires earlier upon the occurrence of another event that triggers the Expiration Date. If the Charter Amendment Extension is approved, the Article TWELFTH will be amended so that Expiration Date means the earliest of (1) the repeal of Section 382 of the Code or any successor statute, if the Board of Directors determines that Article TWELFTH is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of Concurrent as to which the Board determines that no Tax Benefits may be carried forward, (3) such date as the Board shall fix in accordance with the provisions of the Charter Amendment and (4) the date of Concurrent’s annual meeting of stockholders to be held during calendar year 2018.

Description of the Article TWELFTH

Article TWELFTH contains restrictions on the ownership and transfer of our stock. The purpose of the transfer restrictions and ownership limit are to reduce the risk of an “ownership change” under Section 382 of the Code that may limit Concurrent’s ability to utilize its Tax Benefits. In order to preserve our ability to use the Tax Benefits to offset income until the Expiration Date, no person other than Concurrent shall, subject to the exceptions described below, transfer to any person any direct or indirect interest in our common stock or preferred stock to the extent that such transfer could cause the transferee or any other person to directly or indirectly own 4.9% or more of our stock (referred to as a “4.9% Stockholder”) or would cause the stock ownership of any 4.9% Stockholder to increase.

Any transfer of Concurrent stock that would otherwise be prohibited shall be permitted if:

•	prior to the transfer (or in the case of an involuntary transfer, as soon as practicable after the consummation of the transfer), our Board approves the transfer; or

•	the transfer is pursuant to a transaction, including a merger, consolidation, share exchange or other business combination, in which all holders of our common stock receive, or are offered the opportunity to receive, cash or other consideration for all of our common stock and upon consummation of which the acquirer owns at least a majority of our outstanding common stock;

•	the transfer is a transfer to any Concurrent employee stock ownership or other employee benefit plan.

The Board may determine that the transfer restrictions shall not apply to any particular transaction or transactions, whether or not a request has been made. The Board may also impose any conditions it deems reasonable and appropriate in connection with approval of any transfer.

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No transfers in violation of the transfer restrictions, referred to as a “prohibited transfer,” will be recorded by Concurrent or its agents, and the purported transferee of a prohibited transfer will not be recognized as a stockholder in respect of the Concurrent stock which is the subject of the prohibited transfer. These securities are referred to as “excess securities.” Excess securities will not have any rights as stockholders, including the right to vote and the right to receive dividends unless and until the excess securities are transferred to Concurrent’s agent (as described below) or the prohibited transfer is approved by the Board.

If the Board determines that a transfer constitutes a prohibited transfer, the excess securities will, upon written demand by Concurrent, be transferred to Concurrent’s agent for resale to one or more buyers in an arm’s-length transaction. The proceeds from the sale of excess securities by the agent, after payment of the agent’s costs, will be paid to the purported transferee up to the amount paid by the purported transferee for the excess securities as determined by the Board and the remaining proceeds shall be paid to one or more qualifying charities selected by the Board. If the purported transferee has resold the excess securities before Concurrent demands the transfer to the agent, then the purported transferee shall be deemed to have sold the excess securities for the agent and shall be required to transfer to the agent any dividends paid to such purported transferee with respect to any excess securities as well as the proceeds of the sale of such excess securities.

If a purported transferee fails to surrender excess shares or the proceeds of a sale to the agent upon demand by Concurrent, Concurrent may take action, including legal proceedings, to compel the surrender. To the fullest extent permitted by law, any stockholder who knowingly violates the transfer prohibitions will be liable for any and all damages we suffer as a result of such violation, including damages resulting from a reduction in, or elimination of, our ability to use our Tax Benefits and any professional fees incurred in connection with addressing such violation.

Any certificates representing shares of our stock will bear a legend referring to the restrictions on transfer and ownership of our stock described above.

The restrictions on ownership and transfer of our stock described above could delay, defer or prevent a transaction or a change in control that might involve a premium price for our common stock or otherwise be in the best interests of our stockholders.

Although the Article TWELFTH is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Charter Amendment Extension is adopted given that:

•	The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our stockholders’ best interests.

•	A court could find that part or all of the Article TWELFTH is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including attributes such as the Tax Benefits). Delaware law provides that transfer restrictions with respect to shares of our common stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted for this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Charter Amendment Extension to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and, therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Article TWELFTH, we intend to take the position that all shares issued prior to the effectiveness of the Article TWELFTH that are proposed to be transferred were voted in favor of the Charter Amendment Extension, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Charter Amendment Extension, unless a stockholder establishes that it did not vote in favor of the Charter Amendment Extension. Nonetheless, a court could find that the Charter Amendment Extension is unenforceable, either in general or as applied to a particular stockholder or fact situation.

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•	Despite the adoption of the Article TWELFTH, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382 of the Code. Accordingly, we cannot assure you that an ownership change will not occur even if the Charter Amendment Extension is made effective.

As a result of these and other factors, the Charter Amendment Extension serves to reduce, but does not eliminate, the risk that we will undergo an ownership change.

Recommendation

Our Board has determined that it is in our best interests and the best interests of our stockholders to amend the Restated Certificate of Incorporation to adopt the Charter Amendment Extension to extend the imposition of transfer restrictions and Tax Benefits protection under the Article TWELFTH.

The Board of Directors recommends a vote FOR the approval of the proposal to amend the Restated Certificate of Incorporation to adopt the Charter Amendment Extension to protect our Tax Benefits.

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COMMON STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, to the best of our knowledge, the beneficial ownership of Concurrent’s common stock as of August 31, 2017, for directors, the NEOs and directors and NEOs as a group.

	Number		Options
	of Shares		Exercisable	Percentage
	Beneficially		Within	of Shares
Directors and NEO's	Owned (1)		60 Days (2)	Outstanding (3)

Wayne Barr	5,000		-	*
Emory O. Berry	130,046		-	1.3
Charles Blackmon	44,351	(4)	1,000	*
Derek Elder	225,000	(5)	-	2.3
Larry L. Enterline	44,351		1,000	*
Steve G. Nussrallah	49,351		1,000	*
Robert Pons	27,000		-	*
Dilip Singh	21,000		-	*
Warren Sutherland	38,000		-	*
Directors and NEO's as a group	584,099		3,000	6.0

Five Percent Stockholders
JSD1, LLC	1,372,379	(6)		13.9
Renaissance Technologies Holding Corporation	670,019	(7)		6.8
Dimensional Fund Advisors LP	633,528	(8)		6.4

* Less than 1.0

(1)	Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table is based upon information supplied by the NEOs, directors and principal stockholders, and Schedule 13Ds or Schedule 13Gs filed with the SEC.
(2)	Represents shares that can be acquired through stock option exercises on or before October 30, 2017.
(3)	Based on an aggregate of 9,843,703 of common stock outstanding as of August 31, 2017. Assumes that all options exercisable on or prior to October 30, 2017, owned by this person are exercised. The total number of shares outstanding used in calculating this percentage also assumes that none of the options owned by other persons are exercised.
(4)	Includes 4,000 shares that are held by Mr. Blackmon’s spouse.
(5)	Includes 5,500 shares that are also held by Mr. Elder’s spouse.
(6)	Represents shares of common stock beneficially owned by JDS1, LLC (“JDS1”). The address of JDS1 is 2200 Fletcher Avenue, Suite 501, Fort Lee, New Jersey 07024-5016. This information is included in reliance upon an amendment to Schedule 13D/A filed by JDS1 with the SEC as of July 10, 2017.
(7)	Represents shares of common stock beneficially owned by Renaissance Technologies LLC (“Renaissance”). The address of Renaissance is 800 Third Avenue, New York, NY 10022. This information is included in reliance upon a Schedule 13G-1 filed by Renaissance with the SEC as of December 30, 2016.
(8)	Represents shares of common stock beneficially owned by Dimensional Fund Advisors LP. (“DFA”). DFA has the power to vote over 590,795 shares and power to dispose over 607,155 shares. The address of DFA is 6300 Bee Cave Road, Austin, TX 78746-5149. This information is included in reliance upon an amendment to Schedule 13G filed by DFA with the SEC as of December 31, 2016.

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OTHER MATTERS

Expenses of Solicitation

All costs of solicitation of proxies will be borne by Concurrent. In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their related out-of-pocket expenses.

Certain Relationships and Related Party Transactions

In accordance with its charter, our Audit Committee is responsible for reviewing and approving all related party transactions. Although we have not entered into any transactions with any immediate family member of a director or executive officer of Concurrent, if we were to do so, any such transaction would need to be reviewed and approved by our Audit Committee.  A report is made to our Audit Committee annually by our management and our independent auditor disclosing any known related party transactions. No reportable transactions occurred during Fiscal Years 2016 or 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our common stock, to file reports of ownership of Concurrent’s securities and changes in such ownership with the SEC. Officers, directors and ten percent stockholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of copies of the Section 16(a) filings filed by our officers and directors and persons who beneficially own more than ten percent of our common stock and written representations from certain reporting persons, we believe all required Section 16(a) reports were timely filed in Fiscal Year 2017.

Householding

As permitted by the Exchange Act, only one copy of the proxy statement and annual report is being delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the proxy statement or annual report. We will promptly deliver, upon oral or written request, a separate copy of the proxy statement or annual report, as applicable, to any stockholder residing at an address to which only one copy was mailed.

Stockholders residing at the same address and currently receiving only one copy of the proxy statement or annual report may contact the Corporate Secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, to request multiple copies in the future. Stockholders residing at the same address and currently receiving multiple copies may contact the Corporate Secretary to request that only a single copy of the proxy statement and annual report be mailed in the future.

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2018 Stockholder Proposals

Pursuant to Rule 14a-8 of the Exchange Act, proposals of stockholders for possible consideration at the 2018 Annual Meeting of Stockholders (expected to be held in October 2018) must be received by the Corporate Secretary of Concurrent before the close of business on May 30, 2018 to be included in the proxy statement for that meeting, if appropriate for consideration under applicable securities laws. Stockholder proposals should be sent to:

Concurrent Computer Corporation

4375 River Green Parkway

Suite 100

Duluth, Georgia 30096

Attn: Corporate Secretary

In addition, a stockholder may bring business before the 2018 Annual Meeting of Stockholders, other than a proposal included in the proxy statement, or may submit nominations for directors, if the stockholder complies with the requirements specified in Concurrent’s Bylaws. The Bylaws require that, for proposals for the 2018 Annual Meeting of Stockholders, a stockholder must:

•	provide written notice that is received by the Corporate Secretary of Concurrent between June 27, 2018 and July 27, 2018; provided, however, that if the 2018 Annual Meeting of Stockholders is not scheduled to be held between September 25, 2018 and November 24, 2018, to be timely the stockholder’s notice must be so received not later than the close of business on the later of (1) the tenth day following the day of the public disclosure of the date of the 2018 Annual Meeting of Stockholders or (2) 90 days prior to the date of the 2018 Annual Meeting of Stockholders; and

•	supply the additional information listed in Article V of Concurrent’s Bylaws and update such information as required by the Bylaws.

The foregoing description is only a summary of the requirements of the Bylaws. Stockholders intending to submit a nomination or a proposal of other business for the 2018 Annual Meeting of Stockholders must comply with the provisions specified in the Bylaws, which were filed as an exhibit to a Form 8-K on September 9, 2011 and may be found on the Investors page of Concurrent’s corporate website (www.concurrent.com), under the ‘Company’ tab in the Corporate Governance section.

Management generally will be able to vote proxies in its discretion unless the proponent of a stockholder proposal (a) provides Concurrent with a timely written statement that the proponent intends to deliver a proxy statement to at least the percentage of Concurrent’s voting shares required to carry the proposal, (b) includes the same statement in the proponent’s own proxy materials, and (c) provides Concurrent with a statement from a solicitor confirming that the necessary steps have been taken to deliver the proxy statement to at least the percentage of Concurrent’s voting shares required to carry the proposal.

Other Matters

The Board does not know of any other matters which may come before the meeting. If any other matters are properly presented to the meeting, the proxy holders intend to vote, or otherwise to act, in accordance with their judgment on such matters.

By Order of the Board,

Heather Asher
Senior Counsel & Corporate Secretary

Duluth, Georgia

September 27, 2017

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EXHIBIT A

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

Concurrent Computer Corporation, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.       The name of the corporation is “Concurrent Computer Corporation.”

2.       The Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate of Incorporation”), is hereby amended by replacing the existing Article TWELFTH of the Restated Certificate of Incorporation in its entirety with the text of the amended Article TWELFTH attached hereto as Annex A (the “Amendment”).

3.       In accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors of the Corporation duly adopted and approved the Amendment, deemed the Amendment advisable and directed that the Amendment be considered by the Corporation’s stockholders. Notice of the Amendment was duly given to the stockholders of the Corporation in accordance with Section 222 of the DGCL. The Amendment was adopted by the Corporation’s stockholders on October 25, 2017, in accordance Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to duly execute this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation on this ___ day of October, 2017.

CONCURRENT COMPUTER CORPORATION

By:
Name:
Time:

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AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
CONCURRENT COMPUTER CORPORATION

TWELFTH: Restrictions on the transfer of shares of the Corporation’s capital stock are as follows:

A.	Definitions and Interpretation.

The following capitalized terms have the meanings ascribed below when used in this Article TWELFTH with initial capital letters (and any references in this Article TWELFTH to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

(i)       “4.9% Transaction” has the meaning set forth in Article TWELFTH, Section B.

(ii)       “4.9% Stockholder” means a Person whose Percentage Stock Ownership equals or exceeds 4.9% of the Corporation’s then-outstanding Capital Stock, whether directly or indirectly, and including Capital Stock such Person would be deemed to constructively own or which otherwise would be aggregated with Capital Stock owned by such Person pursuant to Section 382 of the Internal Revenue Code, or any successor provision or replacement provision and the applicable Treasury Regulations thereunder.

(iii)       “Agent” has the meaning set forth in Article TWELFTH, Section E.

(iv)       “Board of Directors” means the board of directors of the Corporation (or a duly authorized committee thereof).

(v)       “Capital Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2(a)(3) or § 1.382-2T(f)(18).

(vi)       “CDS” has the meaning set forth in Article TWELFTH, Section B.

(vii)       “Common Stock” means the Common Stock, par value $0.01 per share, of the Corporation.

(viii)       “Corporation Securities” means (1) Capital Stock, including Common Stock and Preferred Stock (other than Preferred Stock described in Section 1504(a)(4) of the Internal Revenue Code), and (2) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities.

(ix)       “DTC” has the meaning set forth in Article TWELFTH, Section B.

(x)       “Effective Date” means the date of filing of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

(xi)       “Excess Securities” has the meaning given such term in Article TWELFTH, Section D.

(xii)       “Expiration Date” means the earliest of (1) the repeal of Section 382 of the Internal Revenue Code or any successor statute, if the Board of Directors determines that this Article TWELFTH is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward, (3) such date as the Board of Directors shall fix in accordance with Article TWELFTH, Section L and (4) the date of the Corporation’s annual meeting of stockholders to be held during calendar year 2018.

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(xiii)       “Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(xiv)       Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Internal Revenue Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision.

(xv)       “Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i); and includes any successor (by merger or otherwise) of such entity.

(xvi)       “Preferred Stock” means the Class A Preferred Stock, par value $100 per share, of the Corporation and the Series Preferred Stock, par value $0.01 per share, of the Corporation.

(xvii)       “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(xviii)       “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited or void under this Article TWELFTH.

(xix)       “Proposed Transaction” has the meaning set forth in Article TWELFTH, Section C.

(xx)       “Purported Transferee” has the meaning set forth in Article TWELFTH, Section D.

(xxi)       “Request” has the meaning set forth in Article TWELFTH, Section C.

(xxii)       “Requesting Person” has the meaning set forth in Article TWELFTH, Section C.

(xxiii)       “Securities” and “Security” each has the meaning set forth in Article TWELFTH, Section G.

(xxiv)       “Stock Ownership” means any direct or indirect ownership of Capital Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Internal Revenue Code and the regulations thereunder.

(xxv)       “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Internal Revenue Code.

(xxvi)       “Transfer” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a Person (other than the Corporation) that alters the Percentage Stock Ownership of any Person. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d)). To avoid doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Capital Stock by the Corporation.

(xxvii)       “Transferee” means any Person to whom Corporation Securities are Transferred.

(xxviii)       “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Internal Revenue Code, as amended from time to time.

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B.	Transfer and Ownership Restrictions.

In order to preserve the Corporation’s ability to use the Tax Benefits to offset income until the Expiration Date, no Person (including, without limitation, the U.S. Government or any agency or instrumentality thereof) other than the Corporation shall, except as provided in Article TWELFTH, Section C, Transfer to any Person (and any such attempted Transfer shall be void ab initio) any direct or indirect interest in any Corporation Securities to the extent that such Transfer, if effective, would cause the transferee or any other Person to become a 4.9% Stockholder, or would cause the Percentage Stock Ownership of any 4.9% Stockholder to increase (any such Transfer, a “4.9% Transaction”). This Article TWELFTH, Section B shall not preclude either the Transfer to the Depository Trust Company (“DTC”), Clearing and Depository Services (“CDS”) or to any other securities intermediary, as such term is defined in § 8102(14) of the Uniform Commercial Code, of Corporation Securities not previously held through DTC, CDS or such intermediary or the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange, any national securities quotation system or any electronic or other alternative trading system; provided that, if such Transfer or the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer subject to all of the provisions and limitations set forth in the remainder of this Article TWELFTH.

C.	Exceptions to Transfer and Ownership Restrictions.

(i)           Any Transfer of Corporation Securities that would otherwise be prohibited pursuant to Article TWELFTH, Section B shall nonetheless be permitted if:

(1)       prior to such Transfer being consummated (or, in the case of an involuntary Transfer, as soon as practicable after such Transfer is consummated), the Board of Directors approves the Transfer in accordance with Article TWELFTH, Section C(ii) (such approval may relate to a Transfer or series of identified Transfers and may provide the effective time of such Transfer which could be retroactive);

(2)       such Transfer is pursuant to any transaction, including, without limitation, a merger, consolidation, mandatory share exchange or other business combination in which all holders of Common Stock receive, or are offered the same opportunity to receive, cash or other consideration for all such Corporation Securities, and upon the consummation of which the acquirer owns at least a majority of the outstanding shares of Common Stock; or

(3)       such Transfer is a Transfer to any employee stock ownership or other employee benefit plan of the Corporation or a subsidiary of the Corporation (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Corporation or of any subsidiary of the Corporation).

(ii)          The restrictions contained in this Article TWELFTH are for the purposes of reducing the risk that any “ownership change” (as defined in the Internal Revenue Code) with respect to the Corporation may limit the Corporation’s ability to utilize its Tax Benefits. The restrictions set forth in Article TWELFTH, Section B shall not apply to a proposed Transfer that is a 4.9% Transaction if the transferor or the transferee obtains the authorization of the Board of Directors in the manner described below.

(1)       In connection therewith, and to provide for effective policing of these provisions, any Person who desires to effect a transaction that may be a 4.9% Transaction (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a “Request”) that the Board of Directors review the Proposed Transaction and authorize or not object to the Proposed Transaction in accordance with this Article TWELFTH, Section C(ii). A Request shall be delivered by registered mail, return receipt requested, to the Secretary of the Corporation at the Corporation’s principal executive office. Such Request shall be deemed to have been made when actually received by the Corporation. A Request shall include: (a) the name and address and telephone number of the Requesting Person; (b) the number of Corporation Securities beneficially owned by, and Stock Ownership Percentage of, the Requesting Person; and (c) a reasonably detailed description of the Proposed Transaction or Proposed Transactions by which the Requesting Person would propose to effect a 4.9% Transaction and the proposed tax treatment thereof.

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(2)       The Board of Directors shall, in good faith, endeavor to respond to a Request within sixty (60) days of receiving such Request; provided that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Request.

(3)       The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Corporation or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only authorize a Proposed Transaction if (a) it receives, at its request, a report from the Corporation’s advisors to the effect that the Proposed Transaction does not create a significant risk of material adverse tax consequences to the Corporation or (b) it otherwise determines in its sole discretion that granting the Request is in the best interests of the Corporation. Any Request may be submitted on a confidential basis and, except to the extent (x) required by applicable law or regulation, (y) required pursuant to a valid and effective subpoena, order, or request issued by a court of competent jurisdiction or by a governmental or regulatory body or authority or (z) provided to any regulatory or governmental authorities with jurisdiction over the Corporation and its affiliates, the Corporation shall maintain the confidentiality of such Request and the determination of the Board of Directors with respect thereto for a period of three years from the date of the Request, unless the information contained in the Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available.

(4)       The Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Corporation and the Requesting Person and disinterested with respect to the Request, who shall constitute a committee of the Board for this purpose, and the action of a majority of such independent and disinterested directors, or any committee of the Board consisting solely of these directors, shall be deemed to be the determination of the Board of Directors for purposes of such Request. Furthermore, the Board of Directors shall approve within thirty (30) days of receiving a Request as provided in this Article TWELFTH, Section C(ii) of any proposed Transfer that does not cause any aggregate increase in the Beneficial Ownership of Stock by 4.9% Stockholders (as determined after giving effect to the proposed Transfer) over the lowest Stock Ownership Percentage of such 4.9% Stockholders (as determined immediately before the proposed Transfer) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Internal Revenue Code.

(iii)          In addition to Article TWELFTH, Section C(ii), the Board of Directors may determine that the restrictions set forth in Article TWELFTH, Section B shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including, without limitation, a Request pursuant to Article TWELFTH, Section C(ii). Any determination of the Board of Directors hereunder may be made prospectively or retroactively.

(iv)         The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with any approval pursuant to this Article TWELFTH, Section C, including, without limitation, restrictions on the ability of any Transferee to Transfer Capital Stock acquired through a Transfer.

D.	Excess Securities.

(i)          Neither the Corporation or any of its employees or agents shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Article TWELFTH, Section E or until an approval is obtained under Article TWELFTH, Section C. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of Article TWELFTH, Section D or Section E shall also be a Prohibited Transfer.

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(ii)          The Corporation may require, as a condition to the registration of any Transfer of Corporation Securities or the payment of any distribution on any Corporation Securities, that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to such proposed Transferee’s or payee’s direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article TWELFTH, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Capital Stock and other evidence that a Transfer will not be prohibited by this Article TWELFTH as a condition to registering any transfer.

E.	Transfer to Agent.

If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty (30) days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities, would otherwise adversely affect the value of the Corporation Securities or would be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Article TWELFTH, Section F if the Agent rather than the Purported Transferee had resold the Excess Securities (taking into account the actual costs incurred by the Agent).

F.	Application of Proceeds and Prohibited Distributions.

The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows:

(i)          first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder;

(ii)         second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the discretion of the Board of Directors; and

(iii)        third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Internal Revenue Code (or any comparable successor provision) selected by the Board of Directors.

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The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Article TWELFTH, Section F. In no event shall the proceeds of any sale of Excess Securities pursuant to this Article TWELFTH, Section F inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

G.	Modification of Remedies for Certain Indirect Transfers.

In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause the transferee or any other Person to become a 4.9% Stockholder, or would increase the Stock Ownership Percentage of a 4.9% Stockholder, the application of Article TWELFTH, Sections E and F shall be modified as described in this Article TWELFTH, Section G. In such case, no such 4.9% Stockholder shall be required to dispose of any interest that is not a Security, but such 4.9% Stockholder or any Person whose ownership of Securities is attributed to such 4.9% Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.9% Stockholder, following such disposition, not to be in violation of this Article TWELFTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Article TWELFTH, Sections E and F, except that the maximum aggregate amount payable either to such 4.9% Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.9% Stockholder or such other Person. The purpose of this Article TWELFTH, Section G is to extend the restrictions in Article TWELFTH, Sections B and F to situations in which there is a 4.9% Transaction without a direct Transfer of Corporation Securities, and this Article TWELFTH, Section G, along with the other provisions of this Article TWELFTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

H.	Legal Proceedings and Prompt Enforcement.

If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Article TWELFTH, Section E (whether or not made within the time specified in Article TWELFTH, Section E), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Article TWELFTH, Section H shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article TWELFTH being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Article TWELFTH, Section E to constitute a waiver or loss of any right of the Corporation under this Article TWELFTH. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article TWELFTH.

I.	Liability.

To the fullest extent permitted by law, any stockholder subject to the provisions of this Article TWELFTH who knowingly violates the provisions of this Article TWELFTH and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

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J.	Obligation to Provide Information.

As a condition to the registration of the Transfer of any Capital Stock, any Person who is a beneficial, legal or record holder of Capital Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article TWELFTH or the status of the Tax Benefits of the Corporation.

K.	Legends.

The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Capital Stock, or any other evidence issued by the Corporation of uncertificated shares of Capital Stock, that are subject to the restrictions on transfer and ownership contained in this Article TWELFTH bear the following legend:

THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF CONCURRENT COMPUTER CORPORATION (THE “CORPORATION”) CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A 4.9% STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S CERTIFICATE OF INCORPORATION TO CAUSE THE 4.9% STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Capital Stock, or any other evidence issued by the Corporation of uncertificated shares of Capital Stock, that are subject to conditions imposed by the Board of Directors under Article TWELFTH, Section C also bear a conspicuous legend referencing the applicable restrictions.

The Corporation may make appropriate notations upon its stock transfer records or other evidence of ownership and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article TWELFTH for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system.

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L.	Authority of Board of Directors.

(i)          All determinations and interpretations of the Board of Directors shall be interpreted or determined, as the case may be, by the Board of Directors, in its sole discretion and shall be conclusive and binding for all purposes of this Article TWELFTH.

(ii)         The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article TWELFTH, including, without limitation, (1) the identification of 4.9% Stockholders, (2) whether a Transfer is a 4.9% Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any 4.9% Stockholder, (4) whether any instrument constitutes Corporation Securities, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Article TWELFTH, Section F, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article TWELFTH. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article TWELFTH for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article TWELFTH.

(iii)        Nothing contained in this Article TWELFTH shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article TWELFTH, (3) modify the definitions of any terms set forth in this Article TWELFTH or (4) modify the terms of this Article TWELFTH as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Internal Revenue Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(iv)        In the case of an ambiguity in the application of any of the provisions of this Article TWELFTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article TWELFTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article TWELFTH. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article TWELFTH. The Board of Directors may delegate all or any portion of its duties and powers under this Article TWELFTH to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article TWELFTH through duly authorized officers or agents of the Corporation.

(v)         Nothing contained in this Article TWELFTH shall limit the authority of the Board of Directors to determine, in its sole discretion, to waive the application of the provisions of this Article TWELFTH for all stockholders.

(vi)        Nothing in this Article TWELFTH shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

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M.	Reliance.

To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article TWELFTH. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

N.	Benefits of this Article TWELFTH.

Nothing in this Article TWELFTH shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article TWELFTH. This Article TWELFTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

O.	Severability.

The purpose of this Article TWELFTH is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article TWELFTH or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article TWELFTH.

P.	Waiver.

With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article TWELFTH, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

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CONCURRENT COMPUTER CORPORATION ATTN: GAIL JARVIS 4375 RIVER GREEN PARKWAY, SUITE 100 DULUTH, GA 30096 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 1 1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # 0000000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All All All Except The Board of Directors recommends you vote FOR • • • the following: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01 Wayne Barr, Jr. 02 Derek J. Elder 03 Robert M. Pons 04 Steven Singer 05 Dilip Singh 02 0000000000 The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 To ratify the appointment of Deloitte & Touche LLP as independent auditors for fiscal year 2018. • • • 3 To conduct an advisory vote to approve the compensation of Concurrent's named executive officers. • • • 4 To approve an amendment to Concurrent's Restated Certification of Incorporation designed to protect • • • Concurrent's tax benefits. NOTE: In the discretion of the proxies, on any other matter that may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 0000344545_1 R1.0.1.17 Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com CONCURRENT COMPUTER CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 25, 2017 The undersigned hereby appoints Derek. J. Elder, Warren Sutherland and Heather Asher, and each of them, proxies with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of Concurrent Computer Corporation (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on October 25, 2017, at 9:00 a.m., local time, at the Corporate Headquarters, 4375 River Green Parkway, Ste. 100, Duluth, GA 30096, and at any adjournment thereof. This appointment relates to the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and upon any other business that may properly come before the Annual Meeting of Stockholders or any adjournment thereof. By signing this Proxy, the undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The proxies are directed to vote on the matters described in the Notice of Annual Meeting of Stockholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof. Continued and to be signed on reverse side 0000344545_2 R1.0.1.17